UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2019

Date of reporting period: September 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.18

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AllianceBernstein Global High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

November 12, 2018

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund for the semi-annual reporting period ended September 30, 2018. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income, and secondarily, capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)	1.36%	1.08%
Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	1.08%	1.06%
Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	-4.16%	-3.22%

The Fund’s market price per share on September 30, 2018 was $11.65. The Fund’s NAV per share on September 30, 2018 was $13.26. For additional financial highlights, please see pages 120-121.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended September 30, 2018. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”, local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During the six-month period, the Fund outperformed its primary and blended benchmarks. Sector selection contributed relative to the primary benchmark, helped by underweight positions in emerging-market sovereign and corporate bonds, as well as the Fund’s positioning in developed-market high-yield corporates. Security selections within US commercial mortgage-backed securities (“CMBS”) also added to performance. Currency investments detracted, the result of long positions in the Argentine peso, Russian ruble and Indian rupee. A beneficial short position in the Taiwan dollar offset some of these losses. Country allocation was negative, primarily because of an off-benchmark exposure to Brazil, and yield-curve positioning detracted as well.

During the 12-month period, the Fund outperformed its primary and blended benchmarks. Sector allocation contributed to performance, helped

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by exposures to US agency risk-sharing transactions and Mexican inflation-linked securities, as well as an underweight in emerging-market sovereigns. Security decisions were also positive because of selections within US high-yield corporates and CMBS. Country allocation added to returns, helped most by an off-benchmark exposure to Mexico. Currency investments detracted primarily because of detrimental long positions in the Argentine peso, Indian rupee and South Korean won. Yield-curve positioning was also negative due to positioning along the UK yield curve.

During both periods, the Fund utilized Treasury futures and interest rate swaps to manage duration, country exposure and yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge currency exposure as well as to manage active currency risk. Currency and exchange-traded fund swaptions, both written and purchased, were used to hedge and take active risk in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark). Credit default swaps, both single name and index, were used to hedge credit risk and to take active credit risk. Variance swaps were used to take active risk in an effort to add alpha by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund. Total return swaps were used to create synthetic high-yield exposure in the Fund. The Fund’s utilization of leverage contributed to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance during the six-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Global high yield outperformed the flat returns of developed-market treasuries, while investment-grade securities ended the period lower. Emerging-market debt sectors generally sold off, coming under pressure from a stronger US dollar, global trade war, a hawkish US Federal Reserve (the “Fed”) and political stress in several emerging-market countries. The Fed raised interest rates twice in the period and began to formally reduce its balance sheet, as widely expected, but in June signaled more rate increases than previously expected for the rest of this year. Meanwhile, the European Central Bank started to scale back asset purchases, but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest.

Significant volatility shook a broad swath of capital markets. US yields rose dramatically, with the 10-year Treasury yield moving above the psychologically important 3% level, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, triggered a search for quality. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 3

The Fund’s Senior Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower-rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-7 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 114-117.

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DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 122-123.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 7

PORTFOLIO SUMMARY

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,143.8

1

All data are as of September 30, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following security types: Collateralized Loan Obligations, Governments–Sovereign Bonds, Inflation-Linked Securities, Local Governments–Regional Bonds, Options Purchased–Calls, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns, Rights, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

September 30, 2018 (unaudited)

1

All data are as of September 30, 2018. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Angola, Australia, Bahrain, Cameroon, Cayman Islands, Chile, China, Colombia, Costa Rica, Denmark, Ecuador, Egypt, El Salvador, Finland, Gabon, Germany, Ghana, Guatemala, Honduras, India, Indonesia, Iraq, Israel, Ivory Coast, Jamaica, Jersey (Channel Islands), Jordan, Kazakhstan, Kenya, Lebanon, Macau, Malaysia, Mongolia, Nigeria, Norway, Peru, Russia, Senegal, South Africa, Spain, Sri Lanka, Sweden, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela and Zambia.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 9

PORTFOLIO OF INVESTMENTS

September 30, 2018 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 42.7%
Industrial – 33.7%
Basic – 3.8%
AK Steel Corp. 7.00%, 3/15/27(a)	U.S.$	1,164	$1,124,559
7.625%, 10/01/21		278	283,560
Alcoa Nederland Holding BV 6.125%, 5/15/28(b)		289	297,889
Ashland LLC 4.75%, 8/15/22		501	505,479
Axalta Coating Systems LLC 4.875%, 8/15/24(b)		516	506,196
Berry Global, Inc. 5.50%, 5/15/22		409	415,391
CF Industries, Inc. 4.95%, 6/01/43		595	526,768
5.375%, 3/15/44		545	507,164
Cleveland-Cliffs, Inc. 5.75%, 3/01/25(a)		1,628	1,583,411
Constellium NV 5.75%, 5/15/24(b)		400	397,437
5.875%, 2/15/26(b)		1,310	1,279,007
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26(b)		815	781,420
Eldorado Gold Corp. 6.125%, 12/15/20(b)		1,056	1,003,217
ERP Iron Ore, LLC 9.039%, 12/31/19(c)(d)(e)(f)		336	336,499
FMG Resources (August 2006) Pty Ltd. 5.125%, 3/15/23(b)		119	116,923
Freeport-McMoRan, Inc. 5.45%, 3/15/43		3,414	3,114,893
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(b)		1,075	1,118,205
Hexion, Inc. 6.625%, 4/15/20		119	112,100
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(b)		3,215	3,504,797
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(b)	EUR	846	1,006,200
Lecta SA 6.50%, 8/01/23(b)		227	271,973

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(c)(g)(h)(i)	U.S.$	2,857	$29
Momentive Performance Materials, Inc. 3.88%, 10/24/21		2,604	2,813,718
8.875%, 10/15/20(c)(d)(i)(j)		2,604	– 0	–
Multi-Color Corp. 4.875%, 11/01/25(b)		980	916,469
New Gold, Inc. 6.25%, 11/15/22(b)		286	249,733
Novelis Corp. 5.875%, 9/30/26(b)		1,573	1,538,504
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(b)		489	463,083
OCI NV 5.00%, 4/15/23(b)	EUR	1,300	1,590,684
6.625%, 4/15/23(b)	U.S.$	840	871,401
Pactiv LLC 7.95%, 12/15/25		1,110	1,191,636
Peabody Energy Corp. 6.00%, 3/31/22(b)		295	299,941
6.375%, 3/31/25(b)		400	406,865
Plastipak Holdings, Inc. 6.25%, 10/15/25(b)		1,922	1,756,231
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(b)		781	776,307
Sealed Air Corp. 6.875%, 7/15/33(b)		1,295	1,395,215
SIG Combibloc Holdings SCA 7.75%, 2/15/23(b)	EUR	682	822,520
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/25	U.S.$	238	280,259
SPCM SA 4.875%, 9/15/25(b)		975	928,722
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26	EUR	1,010	1,184,035
8.00%, 10/01/26(b)	U.S.$	515	522,725
Teck Resources Ltd. 5.20%, 3/01/42		2,374	2,191,050
5.40%, 2/01/43		1,454	1,371,302
6.00%, 8/15/40		470	479,432
6.25%, 7/15/41		238	249,883
United States Steel Corp. 6.25%, 3/15/26		295	292,811
6.875%, 8/15/25		894	915,159
Valvoline, Inc. 5.50%, 7/15/24		278	278,473

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

W.R. Grace & Co.-Conn 5.625%, 10/01/24(b)	U.S.$	386	$406,160

			42,985,435

Capital Goods – 1.7%
Arconic, Inc. 5.90%, 2/01/27		119	121,181
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(f)	EUR	1,126	1,346,606
7.125% (7.125% Cash or 7.875% PIK), 9/15/23(f)	U.S.$	200	202,075
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 2/15/25(b)		200	196,368
6.75%, 5/15/24(b)	EUR	2,004	2,521,393
B456 Systems, Inc. 3.75%, 4/15/16(c)(e)(h)(i)(k)	U.S.$	955	66,850
BBA US Holdings, Inc. 5.375%, 5/01/26(b)		402	403,447
Bombardier, Inc. 5.75%, 3/15/22(b)		975	979,875
6.00%, 10/15/22(b)		261	261,728
6.125%, 1/15/23(b)		738	742,181
7.50%, 3/15/25(b)		1,789	1,849,219
BWAY Holding Co. 4.75%, 4/15/24(b)	EUR	890	1,059,873
5.50%, 4/15/24(b)	U.S.$	1,073	1,055,431
7.25%, 4/15/25(b)		784	765,433
Cleaver-Brooks, Inc. 7.875%, 3/01/23(b)		505	516,943
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(b)		352	354,653
GFL Environmental, Inc. 5.375%, 3/01/23(b)		103	97,169
5.625%, 5/01/22(b)		403	390,104
Hulk Finance Corp. 7.00%, 6/01/26(b)		688	664,358
Jeld-Wen, Inc. 4.625%, 12/15/25(b)		128	118,086
4.875%, 12/15/27(b)		182	166,078
Liberty Tire Recycling LLC 9.50%, 1/15/23(c)(d)(g)		559	559,251
Stevens Holding Co., Inc. 6.125%, 10/01/26(b)		141	143,339

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Textron Financial Corp. 4.049% (LIBOR 3 Month + 1.74%), 2/15/42(b)(l)	U.S.$	575	$502,158
TransDigm, Inc. 6.375%, 6/15/26		2,335	2,357,771
6.50%, 7/15/24		1,572	1,612,763
Waste Pro USA, Inc. 5.50%, 2/15/26(b)		762	743,316

			19,797,649

Communications - Media – 4.4%
Altice Financing SA 6.625%, 2/15/23(b)		2,892	2,914,049
7.50%, 5/15/26(b)		1,782	1,732,227
Altice France SA/France 5.625%, 5/15/24(b)	EUR	386	468,408
6.25%, 5/15/24(b)	U.S.$	400	394,785
7.375%, 5/01/26(b)		2,923	2,918,385
8.125%, 2/01/27(b)		665	683,287
Altice Luxembourg SA 7.25%, 5/15/22(a)(b)	EUR	1,332	1,541,918
7.75%, 5/15/22(a)(b)	U.S.$	1,770	1,716,551
Altice US Finance I Corp. 5.50%, 5/15/26(b)		200	200,048
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(b)		119	111,579
5.125%, 5/01/27(b)		160	151,883
5.375%, 5/01/25(b)		128	127,071
5.75%, 1/15/24		166	168,729
5.75%, 2/15/26(b)		400	401,008
5.875%, 5/01/27(b)		499	494,490
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.50%, 4/01/28(b)		1,857	1,947,375
7.75%, 7/15/25(b)		861	915,072
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		555	565,446
Series B 6.50%, 11/15/22		2,654	2,704,944
CSC Holdings LLC 5.375%, 2/01/28(b)		1,502	1,430,200
6.625%, 10/15/25(b)		274	288,728
10.875%, 10/15/25(b)		765	889,646
DISH DBS Corp. 5.00%, 3/15/23		884	801,244

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 11/15/24	U.S.$	2,345	$2,104,267
6.75%, 6/01/21		820	837,283
Gray Television, Inc. 5.125%, 10/15/24(b)		1,037	1,006,068
iHeartCommunications, Inc. 6.875%, 6/15/18(c)(e)(h)(i)		2,016	465,355
9.00%, 12/15/19(i)(m)		927	703,447
10.625%, 3/15/23(i)(m)		142	106,599
11.25%, 3/01/21(i)(m)		535	401,943
11.25%, 3/01/21(b)(i)(m)		254	173,827
Liberty Interactive LLC 3.75%, 2/15/30(k)		879	602,314
Meredith Corp. 6.875%, 2/01/26(b)		1,627	1,666,883
Netflix, Inc. 4.375%, 11/15/26		1,552	1,455,684
4.875%, 4/15/28(b)		1,221	1,146,518
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22		648	656,611
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(b)		1,057	989,789
6.875%, 2/15/23(b)		451	433,851
Sinclair Television Group, Inc. 6.125%, 10/01/22		1,487	1,516,869
Sirius XM Radio, Inc. 5.00%, 8/01/27(b)		119	114,430
TEGNA, Inc. 5.50%, 9/15/24(b)		162	163,919
6.375%, 10/15/23		718	740,437
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.00%, 1/15/25(b)		1,078	1,097,163
6.25%, 1/15/29(b)	EUR	446	584,271
UPC Holding BV 5.50%, 1/15/28(b)	U.S.$	2,223	2,104,825
UPCB Finance IV Ltd. 5.375%, 1/15/25(b)		200	199,653
Urban One, Inc. 7.375%, 4/15/22(b)		1,400	1,386,000
Virgin Media Finance PLC 5.25%, 2/15/22		559	555,645
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(b)	GBP	128	167,252
Virgin Media Secured Finance PLC 5.25%, 1/15/26(b)	U.S.$	200	195,632

14 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 1/15/25(b)	GBP	423	$565,283
Ziggo Bond Co. BV 7.125%, 5/15/24(b)	EUR	968	1,201,467
Ziggo Bond Finance BV 5.875%, 1/15/25(b)	U.S.$	1,034	968,553
6.00%, 1/15/27(b)		815	744,186
Ziggo BV 5.50%, 1/15/27(b)		1,363	1,274,927

			49,898,024

Communications - Telecommunications – 2.8%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	1,086	1,449,110
C&W Senior Financing DAC 6.875%, 9/15/27(b)	U.S.$	1,047	1,047,668
CB T-Mobile USA, Inc. 6.00%, 3/01/23(c)(i)		743	– 0	–
6.375%, 3/01/25(c)(i)		655	– 0	–
CenturyLink, Inc. Series T 5.80%, 3/15/22		119	121,053
Cincinnati Bell, Inc. 7.00%, 7/15/24(b)		1,151	1,058,173
DKT Finance ApS 7.00%, 6/17/23(b)	EUR	989	1,227,492
Embarq Corp. 7.995%, 6/01/36	U.S.$	1,513	1,511,313
Frontier Communications Corp. 6.875%, 1/15/25		45	27,511
7.125%, 1/15/23		662	470,469
7.625%, 4/15/24		1,118	720,186
7.875%, 1/15/27		834	491,016
Hughes Satellite Systems Corp. 6.625%, 8/01/26		784	759,799
7.625%, 6/15/21		1,437	1,552,256
Intelsat Jackson Holdings SA 5.50%, 8/01/23		1,675	1,545,397
8.00%, 2/15/24(b)		216	227,340
9.50%, 9/30/22(b)		516	599,686
9.75%, 7/15/25(b)		1,262	1,338,398
Level 3 Financing, Inc. 5.25%, 3/15/26		205	201,915
5.375%, 8/15/22-1/15/24		1,278	1,282,623
6.125%, 1/15/21		596	599,167
Level 3 Parent LLC 5.75%, 12/01/22		160	161,701

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Qwest Corp. 6.875%, 9/15/33	U.S.$	1,335	$1,326,034
Sable International Finance Ltd. 6.875%, 8/01/22(b)		454	473,873
Sprint Capital Corp. 6.875%, 11/15/28		1,875	1,883,616
8.75%, 3/15/32		215	241,705
Sprint Corp. 7.875%, 9/15/23		707	760,820
T-Mobile USA, Inc. 4.75%, 2/01/28		119	111,864
6.00%, 3/01/23		743	764,971
6.375%, 3/01/25		655	682,219
Telecom Italia Capital SA 7.20%, 7/18/36		483	505,190
7.721%, 6/04/38		1,759	1,881,069
Telecom Italia SpA/Milano 5.303%, 5/30/24(b)		1,002	975,787
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(b)		1,113	1,087,106
Wind Tre SpA 5.00%, 1/20/26(b)		2,265	1,966,897
Windstream Services LLC/Windstream Finance Corp. 9.00%, 6/30/25(b)		1,372	1,059,657
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(b)		300	299,862
6.00%, 4/01/23		488	503,255
6.375%, 5/15/25		1,187	1,232,257

			32,148,455

Consumer Cyclical - Automotive – 1.7%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)		1,523	1,356,554
American Axle & Manufacturing, Inc. 6.25%, 4/01/25(a)		1,040	1,036,698
BCD Acquisition, Inc. 9.625%, 9/15/23(b)		2,264	2,419,824
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(b)		670	657,565
Dana Financing Luxembourg SARL 5.75%, 4/15/25(b)		215	212,312
6.50%, 6/01/26(b)		602	614,699
Exide Technologies 7.00%, 4/30/25(c)(f)(g)(k)		4,728	3,026,180
11.00%, 4/30/22(c)(f)(g)		4,299	3,847,982

16 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/26	U.S.$	119	$111,984
7.00%, 3/15/28		400	420,004
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(b)(f)		889	882,140
Meritor, Inc. 6.25%, 2/15/24		305	310,835
Navistar International Corp. 6.625%, 11/01/25(b)		1,126	1,171,230
Tenneco, Inc. 5.00%, 7/15/26		2,174	1,933,395
Tesla, Inc. 5.30%, 8/15/25(b)		665	562,698
Titan International, Inc. 6.50%, 11/30/23		1,093	1,059,369

			19,623,469

Consumer Cyclical - Entertainment – 0.4%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26		1,580	1,511,753
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(b)		1,409	1,533,919
VOC Escrow Ltd. 5.00%, 2/15/28(b)		1,076	1,035,717

			4,081,389

Consumer Cyclical - Other – 2.5%
Beazer Homes USA, Inc. 5.875%, 10/15/27		705	599,427
6.75%, 3/15/25		1,400	1,298,783
8.75%, 3/15/22		99	104,660
Caesars Entertainment Corp. 5.00%, 10/01/24(c)(k)		121	196,738
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(b)	EUR	276	176,358
Diamond Resorts International, Inc. 7.75%, 9/01/23(a)(b)	U.S.$	1,206	1,236,044
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(b)		1,969	1,979,542
International Game Technology PLC 6.25%, 2/15/22(b)		977	1,011,855

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

James Hardie International Finance DAC 4.75%, 1/15/25(b)	U.S.$	285	$275,736
5.00%, 1/15/28(b)		273	257,575
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		2,257	2,016,345
10.00%, 7/15/22(b)		389	387,542
10.50%, 7/15/24(b)		389	374,122
KB Home 7.00%, 12/15/21		536	568,277
7.50%, 9/15/22		494	530,988
Lennar Corp. 6.625%, 5/01/20		1,332	1,385,498
LHMC Finco SARL 6.25%, 12/20/23(b)	EUR	288	346,152
7.875%, 12/20/23(b)	U.S.$	865	881,531
Marriott Ownership Resorts, Inc. 6.50%, 9/15/26(b)		1,225	1,256,987
MDC Holdings, Inc. 5.50%, 1/15/24		150	150,678
6.00%, 1/15/43		2,908	2,487,230
MGM Resorts International 5.75%, 6/15/25		119	119,484
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		829	875,123
PulteGroup, Inc. 5.00%, 1/15/27		115	109,043
5.50%, 3/01/26		119	118,354
6.00%, 2/15/35		500	470,923
7.875%, 6/15/32		1,400	1,505,412
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(b)		420	412,750
6.125%, 4/01/25(b)		830	809,801
Standard Industries, Inc./NJ 4.75%, 1/15/28(b)		119	109,960
6.00%, 10/15/25(b)		977	998,983
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(b)		1,015	1,047,074
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(b)		1,785	1,684,999
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(b)		875	881,563
Toll Brothers Finance Corp. 4.875%, 3/15/27		1,124	1,074,529

18 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 5/15/27(b)	U.S.$	119	$110,294
5.50%, 3/01/25(b)		785	759,293

			28,609,653

Consumer Cyclical - Restaurants – 0.2%
Golden Nugget, Inc. 6.75%, 10/15/24(b)		933	946,273
8.75%, 10/01/25(b)		784	820,859
IRB Holding Corp. 6.75%, 2/15/26(b)		453	443,997

			2,211,129

Consumer Cyclical - Retailers – 0.9%
Dufry Finance SCA 4.50%, 8/01/23(b)	EUR	1,208	1,452,524
FirstCash, Inc. 5.375%, 6/01/24(b)	U.S.$	1,312	1,316,934
JC Penney Corp., Inc. 6.375%, 10/15/36		421	182,389
7.40%, 4/01/37		486	196,934
L Brands, Inc. 5.25%, 2/01/28		1,416	1,219,697
7.60%, 7/15/37		1,000	810,030
Levi Strauss & Co. 5.00%, 5/01/25		1,150	1,146,312
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(b)		2,115	1,391,378
8.75% (8.75% Cash or 9.50% PIK), 10/15/21(b)(f)		424	279,691
PetSmart, Inc. 7.125%, 3/15/23(b)		1,140	817,950
Sonic Automotive, Inc. 5.00%, 5/15/23		534	502,039
6.125%, 3/15/27		817	767,343

			10,083,221

Consumer Non-Cyclical – 3.2%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(b)		820	738,144
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		1,058	952,181
6.625%, 6/15/24(a)		1,712	1,646,590

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avantor, Inc. 9.00%, 10/01/25(b)	U.S.$	665	$687,166
Aveta, Inc. 10.50%, 3/01/21(c)(d)(g)(i)		13,116	– 0	–
Bausch Health Cos., Inc. 5.50%, 3/01/23(b)		1,014	975,936
5.625%, 12/01/21(b)		1,172	1,169,517
5.875%, 5/15/23(b)		1,146	1,114,485
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(b)	EUR	400	489,173
4.875%, 1/15/26(b)	U.S.$	416	400,210
Charles River Laboratories International, Inc. 5.50%, 4/01/26(b)		242	246,404
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		1,116	1,059,995
8.125%, 6/30/24(a)(b)		635	528,455
DaVita, Inc. 5.00%, 5/01/25		1,314	1,259,586
Diamond BC BV 5.625%, 8/15/25(a)(b)	EUR	362	393,023
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(b)(f)	U.S.$	179	181,300
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(b)		790	701,125
Endo Finance LLC 5.75%, 1/15/22(b)		1,228	1,148,478
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(b)		200	176,740
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)		3,247	3,243,480
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(b)		784	748,725
HCA, Inc. 4.25%, 10/15/19		1,475	1,487,816
4.50%, 2/15/27		135	132,278
5.00%, 3/15/24		400	410,049
5.25%, 6/15/26		235	241,748
5.875%, 2/15/26		180	187,484
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(b)		506	523,062
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(b)		439	429,226
Mallinckrodt International Finance SA 4.75%, 4/15/23		1,475	1,260,028

20 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(b)	U.S.$	296	$249,091
5.625%, 10/15/23(b)		394	348,690
5.75%, 8/01/22(b)		1,281	1,181,559
MEDNAX, Inc. 5.25%, 12/01/23(b)		541	543,154
MPH Acquisition Holdings LLC 7.125%, 6/01/24(b)		1,563	1,620,131
Post Holdings, Inc. 5.00%, 8/15/26(b)		442	418,652
5.50%, 3/01/25(b)		642	638,967
5.625%, 1/15/28(b)		830	799,937
5.75%, 3/01/27(b)		90	88,425
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(b)		119	124,991
Spectrum Brands, Inc. 4.00%, 10/01/26(b)	EUR	530	624,002
6.125%, 12/15/24	U.S.$	361	369,824
6.625%, 11/15/22		560	574,725
Sunshine Mid BV 6.50%, 5/15/26(b)	EUR	823	934,892
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(b)		700	866,110
Tenet Healthcare Corp.
6.00%, 10/01/20	U.S.$	95	98,095
6.75%, 6/15/23		1,973	1,966,406
7.00%, 8/01/25(a)		119	117,505
8.125%, 4/01/22		752	792,479
Vizient, Inc. 10.375%, 3/01/24(b)		774	847,525
Voyage Care BondCo PLC 5.875%, 5/01/23(b)	GBP	891	1,098,817

			36,836,381

Energy – 7.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24	U.S.$	1,562	1,488,644
Antero Resources Corp. 5.125%, 12/01/22		789	800,932
Berry Petroleum Co. LLC 6.375%, 9/15/22(c)(d)(e)(i)		2,383	– 0	–
Bristow Group, Inc. 8.75%, 3/01/23(b)		500	487,942

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bruin E&P Partners LLC 8.875%, 8/01/23(b)	U.S.$	1,718	$1,776,860
California Resources Corp. 5.50%, 9/15/21		299	275,409
8.00%, 12/15/22(b)		3,925	3,748,100
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		642	657,440
7.50%, 9/15/20		54	54,142
8.25%, 7/15/25		301	325,051
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		783	858,512
Cheniere Energy Partners LP 5.25%, 10/01/25		1,055	1,057,501
Chesapeake Energy Corp. 4.875%, 4/15/22		1,528	1,486,446
5.75%, 3/15/23		610	594,886
6.125%, 2/15/21		335	343,697
8.00%, 1/15/25-6/15/27		766	785,794
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(b)		1,015	1,030,822
Denbury Resources, Inc. 7.50%, 2/15/24(b)		824	849,748
9.25%, 3/31/22(b)		604	652,320
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25		3,240	3,369,082
Energy Transfer Equity LP 4.25%, 3/15/23		2,203	2,194,062
7.50%, 10/15/20		309	330,701
Ensco PLC 4.50%, 10/01/24		290	249,369
5.20%, 3/15/25		1,066	930,173
7.75%, 2/01/26		435	430,646
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		1,634	1,257,775
7.75%, 5/15/26(b)		665	681,820
8.00%, 2/15/25(b)		1,372	1,050,274
9.375%, 5/01/24(b)		1,076	890,958
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		412	389,328
6.25%, 5/15/26		1,327	1,262,298
6.50%, 10/01/25		1,146	1,114,603
6.75%, 8/01/22		173	176,504
Gulfport Energy Corp. 6.00%, 10/15/24		515	502,593

22 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 5/15/25(a)	U.S.$	1,054	$1,038,833
6.375%, 1/15/26		1,718	1,671,427
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(b)		1,587	1,603,470
HighPoint Operating Corp. 7.00%, 10/15/22		534	531,180
8.75%, 6/15/25		637	671,545
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(b)		593	578,448
5.75%, 10/01/25(b)		1,610	1,617,372
Indigo Natural Resources LLC 6.875%, 2/15/26(b)		1,095	1,061,410
Laredo Petroleum, Inc. 6.25%, 3/15/23		787	788,469
Murphy Oil USA, Inc. 5.625%, 5/01/27		69	68,877
6.00%, 8/15/23		716	737,484
Nabors Industries, Inc. 4.625%, 9/15/21		996	982,423
5.50%, 1/15/23		1,784	1,758,582
5.75%, 2/01/25(b)		470	450,973
Noble Holding International Ltd. 5.25%, 3/15/42		191	138,065
6.20%, 8/01/40		276	214,274
7.75%, 1/15/24		1,746	1,731,047
7.95%, 4/01/25		375	365,946
Parkland Fuel Corp. 6.00%, 4/01/26(b)		1,147	1,149,537
PDC Energy, Inc. 5.75%, 5/15/26		1,447	1,376,943
6.125%, 9/15/24		1,185	1,162,997
Precision Drilling Corp. 7.125%, 1/15/26(b)		787	808,704
QEP Resources, Inc. 5.25%, 5/01/23		1,809	1,764,553
5.625%, 3/01/26		31	29,674
Range Resources Corp. 4.875%, 5/15/25(a)		948	900,256
5.00%, 8/15/22-3/15/23		1,031	1,017,119
5.875%, 7/01/22		97	98,531
Rowan Cos., Inc. 5.40%, 12/01/42		536	399,732
7.375%, 6/15/25		1,285	1,275,071
Sanchez Energy Corp. 6.125%, 1/15/23		2,942	1,682,383
7.25%, 2/15/23(b)		790	778,937

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SandRidge Energy, Inc. 7.50%, 2/15/23(c)(d)(e)(i)	U.S.$	865	$	– 0	–
8.125%, 10/15/22(c)(d)(e)(i)		2,076		– 0	–
SemGroup Corp. 6.375%, 3/15/25		594		583,689
7.25%, 3/15/26		540		538,667
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 11/15/23		438		426,471
SM Energy Co. 5.00%, 1/15/24		1,341		1,310,921
5.625%, 6/01/25(a)		1,150		1,146,526
6.625%, 1/15/27		416		429,798
Southern Star Central Corp. 5.125%, 7/15/22(b)		1,200		1,198,630
SRC Energy, Inc. 6.25%, 12/01/25		800		752,082
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26(b)		1,355		1,308,277
5.875%, 3/15/28(b)		1,026		988,859
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, 2/01/25		215		216,614
5.875%, 4/15/26(b)		1,050		1,082,812
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(b)		1,034		1,093,735
Transocean, Inc. 6.80%, 3/15/38		2,225		1,925,048
7.50%, 1/15/26(b)		791		816,494
9.00%, 7/15/23(b)		712		776,407
Vantage Drilling International 7.125%, 4/01/23(c)(d)(e)(i)		1,283		– 0	–
7.50%, 11/01/19(c)(d)(e)(i)		2,176		– 0	–
10.00%, 12/31/20(c)(g)		87		85,260
10.00%, 12/31/20(c)(e)		105		101,850
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(b)		2,406		2,371,681
Weatherford International LLC 9.875%, 3/01/25(b)		614		593,297
Weatherford International Ltd. 5.875%, 7/01/21(k)		154		145,548
6.50%, 8/01/36		752		570,891
6.75%, 9/15/40		849		655,026
7.00%, 3/15/38		409		320,819
7.75%, 6/15/21		962		944,971
9.875%, 2/15/24		806		789,826

24 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Whiting Petroleum Corp. 1.25%, 4/01/20(k)	U.S.$	542	$519,806
5.75%, 3/15/21		211	216,247
6.25%, 4/01/23		483	499,976
6.625%, 1/15/26		771	801,231
WPX Energy, Inc. 5.75%, 6/01/26		528	535,799
8.25%, 8/01/23		187	213,180

			84,519,132

Other Industrial – 0.7%
Algeco Global Finance PLC 8.00%, 2/15/23(b)		1,821	1,863,632
American Tire Distributors, Inc. 10.25%, 3/01/22(b)		2,231	596,324
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		2,976	2,944,755
H&E Equipment Services, Inc. 5.625%, 9/01/25		437	436,074
KAR Auction Services, Inc. 5.125%, 6/01/25(b)		458	446,206
Laureate Education, Inc. 8.25%, 5/01/25(b)		1,953	2,091,577

			8,378,568

Services – 1.7%
ADT Security Corp. (The) 4.125%, 6/15/23		119	113,771
Aptim Corp. 7.75%, 6/15/25(a)(b)		927	798,849
APX Group, Inc. 7.875%, 12/01/22		3,335	3,401,060
8.75%, 12/01/20		693	693,060
Aramark Services, Inc. 5.00%, 2/01/28(b)		686	673,282
5.125%, 1/15/24		274	277,053
Carlson Travel, Inc. 6.75%, 12/15/23(b)		782	786,234
Carriage Services, Inc. 6.625%, 6/01/26(b)		698	714,633
eDreams ODIGEO SA 5.50%, 9/01/23	EUR	478	557,894
Financial & Risk US Holdings, Inc. 6.25%, 5/15/26(b)	U.S.$	337	338,231
8.25%, 11/15/26(b)		316	314,054
Gartner, Inc. 5.125%, 4/01/25(b)		482	484,821

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GEO Group, Inc. (The) 5.125%, 4/01/23	U.S.$	162	$155,478
5.875%, 1/15/22-10/15/24		670	667,525
6.00%, 4/15/26		677	649,921
Monitronics International, Inc. 9.125%, 4/01/20(a)		958	718,756
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(b)		599	583,948
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(b)		2,446	2,620,160
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(b)		366	366,010
Sabre GLBL, Inc. 5.25%, 11/15/23(b)		607	607,808
5.375%, 4/15/23(b)		720	724,180
Team Health Holdings, Inc. 6.375%, 2/01/25(a)(b)		1,645	1,443,381
Verscend Escrow Corp. 9.75%, 8/15/26(b)		1,659	1,712,513

			19,402,622

Technology – 1.5%
Amkor Technology, Inc. 6.375%, 10/01/22		2,681	2,728,443
Banff Merger Sub, Inc. 9.75%, 9/01/26(b)		2,496	2,536,875
Dell International LLC/EMC Corp. 7.125%, 6/15/24(b)		251	269,209
Dell, Inc. 6.50%, 4/15/38		1,671	1,646,097
Goodman Networks, Inc. 8.00%, 5/11/22(c)		664	448,980
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(b)(f)		279	282,104
Infor US, Inc. 6.50%, 5/15/22		1,286	1,302,463
IQVIA, Inc. 3.25%, 3/15/25(b)	EUR	782	925,269
Nokia Oyj 6.625%, 5/15/39	U.S.$	527	569,896
Rackspace Hosting, Inc. 8.625%, 11/15/24(b)		119	115,824
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(b)		2,005	2,194,559

26 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(b)	U.S.$	624	$605,614
10.50%, 2/01/24(b)		2,114	1,932,739
West Corp. 8.50%, 10/15/25(b)		784	720,853
Western Digital Corp. 4.75%, 2/15/26		1,087	1,052,880

			17,331,805

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		643	640,070
Europcar Mobility Group 5.75%, 6/15/22(b)	EUR	670	800,599
Herc Rentals, Inc. 7.75%, 6/01/24(b)	U.S.$	1,331	1,434,224
Hertz Corp. (The) 5.50%, 10/15/24(a)(b)		2,926	2,428,837
7.625%, 6/01/22(b)		665	656,351
Hertz Holdings Netherlands BV 5.50%, 3/30/23	EUR	1,117	1,324,549
Loxam SAS 3.50%, 4/15/22(b)		186	222,994
4.25%, 4/15/24(b)		138	169,396
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	477	472,486
5.75%, 11/15/24		1,005	1,035,218
XPO Logistics, Inc. 6.125%, 9/01/23(b)		522	540,929

			9,725,653

			385,632,585

Financial Institutions – 7.6%
Banking – 4.5%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(b)(n)	EUR	871	1,105,250
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	2,251	2,733,118
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(b)(n)	EUR	1,200	1,415,347
6.75%, 2/18/20(b)(n)		800	966,027
8.875%, 4/14/21(b)(n)		1,000	1,298,925
Banco Santander SA 6.25%, 3/12/19-9/11/21(b)(n)		1,200	1,434,297
6.75%, 4/25/22(b)(n)		900	1,126,188

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bank of Ireland 7.375%, 6/18/20(b)(n)	EUR	1,455	$1,827,508
Barclays Bank PLC 6.86%, 6/15/32(b)(n)	U.S.$	166	180,341
Barclays PLC 7.25%, 3/15/23(b)(n)	GBP	219	294,859
7.75%, 9/15/23(n)	U.S.$	420	422,285
8.00%, 12/15/20(n)	EUR	1,732	2,214,968
CIT Group, Inc. 6.125%, 3/09/28	U.S.$	588	614,937
Citigroup, Inc. 5.95%, 1/30/23(n)		2,689	2,745,006
Citizens Financial Group, Inc. Series B 6.00%, 7/06/23(n)		970	987,334
Credit Agricole SA 7.589%, 1/30/20(b)(n)	GBP	1,000	1,383,686
8.125%, 12/23/25(b)(n)	U.S.$	1,909	2,098,246
Credit Suisse Group AG 6.25%, 12/18/24(b)(n)		1,404	1,386,447
7.50%, 12/11/23(b)(n)		3,043	3,225,580
Danske Bank A/S 6.125%, 3/28/24(b)(n)		265	243,891
Series E 5.875%, 4/06/22(b)(n)	EUR	1,096	1,295,411
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(n)	U.S.$	1,599	1,514,522
ING Groep NV 6.50%, 4/16/25(n)		520	503,100
6.875%, 4/16/22(b)(n)		250	253,896
Intesa Sanpaolo SpA 3.928%, 9/15/26(b)	EUR	227	263,851
5.017%, 6/26/24(b)	U.S.$	331	299,946
5.71%, 1/15/26(b)		1,232	1,122,559
Lloyds Banking Group PLC 6.413%, 10/01/35(b)(n)		235	237,997
6.657%, 5/21/37(b)(n)		98	100,029
7.625%, 6/27/23(b)(n)	GBP	1,760	2,481,086
Royal Bank of Scotland Group PLC 2.011% (EURIBOR 3 Month + 2.33%), 12/31/18(b)(l)(n)	EUR	150	167,682
8.625%, 8/15/21(n)	U.S.$	3,518	3,760,348
Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(a)(l)(n)		1,100	1,035,563

28 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SNS Bank NV Series E 11.25%, 12/31/49(c)(e)(i)	EUR	620	$7,825
Societe Generale SA 7.375%, 9/13/21(b)(n)	U.S.$	1,485	1,533,262
7.875%, 12/18/23(b)(n)		778	804,258
8.00%, 9/29/25(b)(n)		1,124	1,183,010
Standard Chartered PLC 7.50%, 4/02/22(b)(n)		1,269	1,301,045
7.75%, 4/02/23(b)(n)		440	451,375
SunTrust Banks, Inc. Series H 5.125%, 12/15/27(n)		604	567,839
UBS Group Funding Switzerland AG 6.875%, 3/22/21(b)(n)		200	206,221
7.00%, 2/19/25(b)(n)		2,492	2,641,924
UniCredit SpA 9.25%, 6/03/22(b)(n)	EUR	1,554	2,011,265

			51,448,254

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(c)(e)(h)(i)	U.S.$	1,690	48,511
LPL Holdings, Inc. 5.75%, 9/15/25(b)		1,517	1,481,134

			1,529,645

Finance – 1.4%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(b)		1,235	1,273,539
Curo Group Holdings Corp. 8.25%, 9/01/25(b)		2,079	2,001,724
Enova International, Inc. 8.50%, 9/01/24-9/15/25(b)		1,700	1,703,206
goeasy Ltd. 7.875%, 11/01/22(b)		466	485,632
ILFC E-Capital Trust II 5.03% (H15T 30 Year + 1.80%), 12/21/65(b)(l)		2,000	1,799,740
Lincoln Finance Ltd. 6.875%, 4/15/21(b)	EUR	1,139	1,369,415
Navient Corp. 5.50%, 1/25/23	U.S.$	2,060	2,055,165
5.875%, 3/25/21		324	332,245
6.50%, 6/15/22		406	421,502
6.625%, 7/26/21		231	240,487
6.75%, 6/15/26		665	656,221
7.25%, 1/25/22-9/25/23		899	953,077

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.00%, 3/25/20	U.S.$	233	$246,106
SLM Corp. 5.125%, 4/05/22		605	601,044
Springleaf Finance Corp. 6.875%, 3/15/25		784	781,984
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(b)		890	890,213

			15,811,300

Insurance – 0.8%
Ambac Assurance Corp. 5.10%, 6/07/20(b)(c)		15	19,944
ASR Nederland NV 4.625%, 10/19/27(b)(n)	EUR	840	947,182
Galaxy Bidco Ltd. 6.375%, 11/15/20(b)	GBP	133	172,514
Genworth Holdings, Inc. 7.625%, 9/24/21	U.S.$	1,616	1,638,464
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		2,559	2,986,778
Polaris Intermediate Corp. 8.50%, 12/01/22(b)(f)		2,892	2,992,387
WellCare Health Plans, Inc. 5.375%, 8/15/26(b)		650	662,013

			9,419,282

Other Finance – 0.5%
Intrum AB 2.75%, 7/15/22(b)	EUR	977	1,100,070
3.125%, 7/15/24(a)(b)		489	537,888
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(b)(f)		239	277,811
NVA Holdings, Inc./United States 6.875%, 4/01/26(b)	U.S.$	833	831,431
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(b)		2,464	2,396,191
Travelport Corporate Finance PLC 6.00%, 3/15/26(b)		595	603,437

			5,746,828

REITS – 0.2%
Iron Mountain, Inc. 4.875%, 9/15/27(b)		294	269,840
5.25%, 3/15/28(b)		1,640	1,520,777

30 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27	U.S.$	337	$326,009
5.25%, 8/01/26		155	154,419
5.50%, 5/01/24		264	265,874

			2,536,919

			86,492,228

Utility – 1.4%
Electric – 1.2%
AES Corp./VA 4.875%, 5/15/23		1,013	1,020,024
Calpine Corp. 5.375%, 1/15/23		2,591	2,452,146
5.50%, 2/01/24		1,316	1,177,820
5.75%, 1/15/25		168	148,786
Clearway Energy Operating LLC 5.375%, 8/15/24		572	576,253
NRG Energy, Inc. 5.75%, 1/15/28(b)		740	747,117
7.25%, 5/15/26		1,791	1,946,683
Talen Energy Supply LLC 4.60%, 12/15/21		3,111	2,665,085
6.50%, 6/01/25		794	601,857
10.50%, 1/15/26(b)		809	733,470
Texas Competitive/TCEH 11.50%, 10/01/20(c)(d)(g)(i)		626	– 0	–
Vistra Energy Corp. 7.375%, 11/01/22		802	833,272
7.625%, 11/01/24		957	1,029,627

			13,932,140

Natural Gas – 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		1,947	1,951,745

			15,883,885

Total Corporates – Non-Investment Grade (cost $495,808,974)			488,008,698

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.3%
Risk Share Floating Rate – 9.3%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 14.216% (LIBOR 1 Month + 12.00%), 4/25/26(g)(l)		283	288,206

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-1A, Class M2B 8.716% (LIBOR 1 Month + 6.50%), 4/25/26(g)(l)	U.S.$	311	$312,725
Bellemeade Re Ltd. Series 2015-1A, Class M2 6.516% (LIBOR 1 Month + 4.30%), 7/25/25(g)(l)		383	386,183
Series 2018-2A, Class M1B 3.566% (LIBOR 1 Month + 1.35%), 8/25/28(b)(l)		1,968	1,984,511
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.366% (LIBOR 1 Month + 7.15%), 7/25/23(l)		2,350	2,809,129
Series 2013-DN2, Class M2 6.466% (LIBOR 1 Month + 4.25%), 11/25/23(l)		1,783	1,988,493
Series 2014-DN1, Class M3 6.716% (LIBOR 1 Month + 4.50%), 2/25/24(l)		1,939	2,241,085
Series 2014-DN2, Class M3 5.816% (LIBOR 1 Month + 3.60%), 4/25/24(l)		514	570,589
Series 2014-DN3, Class M3 6.216% (LIBOR 1 Month + 4.00%), 8/25/24(l)		659	722,702
Series 2014-DN4, Class M3 6.766% (LIBOR 1 Month + 4.55%), 10/25/24(l)		383	426,016
Series 2014-HQ1, Class M3 6.316% (LIBOR 1 Month + 4.10%), 8/25/24(l)		1,686	1,850,738
Series 2014-HQ2, Class M3 5.966% (LIBOR 1 Month + 3.75%), 9/25/24(l)		3,710	4,254,689
Series 2014-HQ3, Class M3 6.966% (LIBOR 1 Month + 4.75%), 10/25/24(l)		4,352	4,828,119
Series 2015-DN1, Class B 13.716% (LIBOR 1 Month + 11.50%), 1/25/25(l)		2,216	3,166,173
Series 2015-DN1, Class M3 6.366% (LIBOR 1 Month + 4.15%), 1/25/25(l)		1,389	1,491,456

32 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA1, Class B 11.416% (LIBOR 1 Month + 9.20%), 10/25/27(l)	U.S.$	597	$800,839
Series 2015-DNA1, Class M3 5.516% (LIBOR 1 Month + 3.30%), 10/25/27(l)		480	537,360
Series 2015-DNA2, Class B 9.766% (LIBOR 1 Month + 7.55%), 12/25/27(l)		1,459	1,803,836
Series 2015-DNA3, Class B 11.566% (LIBOR 1 Month + 9.35%), 4/25/28(l)		1,028	1,338,033
Series 2015-HQ1, Class B 12.966% (LIBOR 1 Month + 10.75%), 3/25/25(l)		3,883	5,326,583
Series 2015-HQ1, Class M3 6.016% (LIBOR 1 Month + 3.80%), 3/25/25(l)		530	566,580
Series 2015-HQA1, Class B 11.016% (LIBOR 1 Month + 8.80%), 3/25/28(l)		1,011	1,251,103
Series 2015-HQA1, Class M3 6.916% (LIBOR 1 Month + 4.70%), 3/25/28(l)		1,455	1,675,936
Series 2016-DNA2, Class B 12.716% (LIBOR 1 Month + 10.50%), 10/25/28(l)		861	1,151,274
Series 2016-DNA2, Class M3 6.866% (LIBOR 1 Month + 4.65%), 10/25/28(l)		811	933,686
Series 2016-DNA3, Class B 13.466% (LIBOR 1 Month + 11.25%), 12/25/28(l)		2,777	3,848,257
Series 2016-DNA3, Class M3 7.216% (LIBOR 1 Month + 5.00%), 12/25/28(l)		1,113	1,301,725
Series 2016-DNA4, Class B 10.816% (LIBOR 1 Month + 8.60%), 3/25/29(l)		396	476,840
Series 2016-HQA2, Class B 13.716% (LIBOR 1 Month + 11.50%), 11/25/28(l)		423	569,521
Series 2017-DNA2, Class B1 7.366% (LIBOR 1 Month + 5.15%), 10/25/29(l)		415	486,821

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA2, Class M2 5.666% (LIBOR 1 Month + 3.45%), 10/25/29(l)	U.S.$	599	$660,623
Series 2017-DNA3, Class B1 6.666% (LIBOR 1 Month + 4.45%), 3/25/30(l)		615	691,562
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.466% (LIBOR 1 Month + 5.25%), 10/25/23(l)		1,451	1,668,884
Series 2014-C01, Class M2 6.616% (LIBOR 1 Month + 4.40%), 1/25/24(l)		3,991	4,544,802
Series 2014-C03, Class 1M2 5.216% (LIBOR 1 Month + 3.00%), 7/25/24(l)		1,037	1,111,813
Series 2014-C04, Class 1M2 7.116% (LIBOR 1 Month + 4.90%), 11/25/24(l)		2,664	3,050,479
Series 2015-C01, Class 1M2 6.516% (LIBOR 1 Month + 4.30%), 2/25/25(l)		2,595	2,863,101
Series 2015-C01, Class 2M2 6.766% (LIBOR 1 Month + 4.55%), 2/25/25(l)		1,179	1,275,550
Series 2015-C02, Class 1M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(l)		769	845,996
Series 2015-C02, Class 2M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(l)		2,127	2,290,309
Series 2015-C03, Class 1M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(l)		2,375	2,709,688
Series 2015-C03, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(l)		2,006	2,239,480
Series 2015-C04, Class 1M2 7.916% (LIBOR 1 Month + 5.70%), 4/25/28(l)		2,785	3,237,922
Series 2015-C04, Class 2M2 7.766% (LIBOR 1 Month + 5.55%), 4/25/28(l)		1,009	1,146,647
Series 2016-C01, Class 1B 13.966% (LIBOR 1 Month + 11.75%), 8/25/28(l)		683	979,825

34 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 1M2 8.966% (LIBOR 1 Month + 6.75%), 8/25/28(l)	U.S.$	2,077	$2,503,101
Series 2016-C01, Class 2M2 9.166% (LIBOR 1 Month + 6.95%), 8/25/28(l)		747	883,470
Series 2016-C02, Class 1B 14.466% (LIBOR 1 Month + 12.25%), 9/25/28(l)		449	659,838
Series 2016-C02, Class 1M2 8.216% (LIBOR 1 Month + 6.00%), 9/25/28(l)		2,375	2,794,070
Series 2016-C03, Class 1B 13.966% (LIBOR 1 Month + 11.75%), 10/25/28(l)		374	531,691
Series 2016-C03, Class 2B 14.966% (LIBOR 1 Month + 12.75%), 10/25/28(l)		633	908,832
Series 2016-C03, Class 2M2 8.116% (LIBOR 1 Month + 5.90%), 10/25/28(l)		3,707	4,296,478
Series 2016-C04, Class 1B 12.466% (LIBOR 1 Month + 10.25%), 1/25/29(l)		1,493	1,974,997
Series 2016-C05, Class 2B 12.965% (LIBOR 1 Month + 10.75%), 1/25/29(l)		1,820	2,427,813
Series 2016-C05, Class 2M2 6.666% (LIBOR 1 Month + 4.45%), 1/25/29(l)		1,486	1,663,419
Series 2016-C06, Class 1B 11.466% (LIBOR 1 Month + 9.25%), 4/25/29(l)		1,287	1,610,463
Series 2016-C07, Class 2B 11.716% (LIBOR 1 Month + 9.50%), 5/25/29(l)		1,560	1,943,578
Series 2016-C07, Class 2M2 6.566% (LIBOR 1 Month + 4.35%), 5/25/29(l)		918	1,026,846
Series 2017-C01, Class 1B1 7.966% (LIBOR 1 Month + 5.75%), 7/25/29(l)		148	179,348
Series 2017-C02, Class 2M2 5.866% (LIBOR 1 Month + 3.65%), 9/25/29(l)		1,152	1,269,015

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-C01, Class 1B1 5.766% (LIBOR 1 Month + 3.55%), 7/25/30(l)	U.S.$	909	$931,891
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.716% (LIBOR 1 Month + 5.50%), 10/25/25(b)(l)		1,429	1,584,608
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.716% (LIBOR 1 Month + 5.50%), 11/25/25(g)(l)		613	710,668

			106,606,015

Non-Agency Fixed Rate – 1.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/01/36		832	699,430
Series 2006-42, Class 1A6 6.00%, 1/25/47		703	583,738
Series 2006-HY12, Class A5 3.85%, 8/25/36		1,393	1,427,557
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,217	1,099,828
Series 2006-J5, Class 1A1 6.50%, 9/25/36		917	789,625
Series 2007-13, Class A2 6.00%, 6/25/47		1,151	971,589
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.962%, 5/25/47		216	194,423
Series 2007-4, Class 22A1 3.916%, 6/25/47		804	737,504
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(b)		809	644,081
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		558	346,765
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.859%, 3/25/37		163	159,789
Series 2010-3, Class 2A2 6.00%, 8/25/37(b)		366	294,273
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		940	906,040

36 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.925%, 9/25/47	U.S.$	254	$237,136
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(b)		115	91,555
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		354	294,232
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		505	481,356
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		199	167,322
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.809%, 10/25/36		1,567	756,585
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.119%, 12/28/37		1,114	1,086,918

			11,969,746

Non-Agency Floating Rate – 0.9%
Alternative Loan Trust Series 2007-7T2, Class A3 2.816% (LIBOR 1 Month + 0.60%), 4/25/37(l)		2,691	1,220,595
Citigroup Mortgage Loan Trust Series 2005-8, Class 2A2 2.584% (4.80% – LIBOR 1 Month), 9/25/35(l)(o)		394	12,624
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 2.816% (LIBOR 1 Month + 0.60%), 8/25/37(l)		541	381,511
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A6 3.334% (5.55% – LIBOR 1 Month), 4/25/37(l)(o)		114	12,948
Series 2007-FA2, Class 1A10 2.466% (LIBOR 1 Month + 0.25%), 4/25/37(l)		338	179,088

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-10H, Class 2AIO 4.896% (7.00% – LIBOR 1 Month), 7/25/37(l)(o)	U.S.$	343	$45,704
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 4.334% (6.65% – LIBOR 1 Month), 12/25/36(l)(o)		4,198	644,774
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 3.345% (12MTA + 1.50%), 8/25/47(l)		1,471	1,395,048
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 2.396% (LIBOR 1 Month + 0.18%), 1/25/37(l)		9,677	6,537,039

			10,429,331

Total Collateralized Mortgage Obligations (cost $114,445,505)			129,005,092

GOVERNMENTS – TREASURIES – 10.2%
Colombia – 0.2%
Colombian TES Series B 10.00%, 7/24/24	COP	5,438,000	2,158,172

Malaysia – 0.2%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	9,297	2,290,380

Mexico – 0.4%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	95,733	4,979,524

Russia – 0.4%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	37,074	559,059
Series 6217 7.50%, 8/18/21		274,943	4,161,629

			4,720,688

38 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 8.9%
U.S. Treasury Bonds 2.75%, 11/15/42(p)	U.S.$	2,600	$2,405,406
4.50%, 2/15/36(q)		2,400	2,847,375
5.00%, 5/15/37(p)		3,500	4,428,594
5.25%, 2/15/29(q)		5,350	6,385,727
6.125%, 11/15/27(q)		1,900	2,363,125
6.25%, 5/15/30		7,800	10,213,125
8.125%, 5/15/21		5,250	5,940,703
U.S. Treasury Notes 0.875%, 4/15/19(a)(q)		20,074	19,907,763
2.25%, 2/15/27(q)		31,373	29,529,836
2.875%, 8/15/28(q)		17,670	17,399,428

			101,421,082

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(b)	UYU	23,821	619,238
9.875%, 6/20/22(b)		18,660	552,370

			1,171,608

Total Governments – Treasuries (cost $118,547,825)			116,741,454

CORPORATES – INVESTMENT GRADE – 6.4%
Financial Institutions – 3.5%
Banking – 1.5%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(b)	U.S.$	292	311,314
Bank of America Corp. Series Z 6.50%, 10/23/24(n)		57	61,424
Series DD 6.30%, 3/10/26(n)		3,043	3,269,354
BNP Paribas SA 6.75%, 3/14/22(b)(n)		418	424,128
7.625%, 3/30/21(b)(n)		406	426,390
BPCE SA 5.70%, 10/22/23(b)		208	216,858
Citigroup, Inc. 4.40%, 6/10/25		105	104,978
DNB Bank ASA 6.50%, 3/26/22(b)(n)		1,555	1,594,032
HSBC Holdings PLC 6.00%, 9/29/23(b)(n)	EUR	2,746	3,535,644
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(b)	U.S.$	1,337	1,346,372

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 2.75%, 3/20/20(b)	EUR	482	$574,655
4.00%, 5/20/19(b)		470	557,889
JPMorgan Chase & Co. Series V 5.00%, 7/01/19(n)	U.S.$	210	211,657
Nationwide Building Society 4.302%, 3/08/29(b)		1,500	1,436,397
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,756,175
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,090	1,041,696
Zions Bancorporation 5.65%, 11/15/23		508	507,881

			17,376,844

Insurance – 1.8%
Aegon NV 5.50%, 4/11/48		757	729,769
Allstate Corp. (The) 6.50%, 5/15/57		1,657	1,836,077
American International Group, Inc. 6.82%, 11/15/37		1,425	1,722,103
Series A-9 5.75%, 4/01/48		616	599,221
Aon Corp. 8.205%, 1/01/27		690	837,370
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(b)	EUR	1,500	1,850,423
Aviva PLC 3.875%, 7/03/44(b)		1,590	1,947,603
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		1,400	1,952,840
CNP Assurances 4.50%, 6/10/47(b)		1,500	1,912,810
MetLife, Inc. 10.75%, 8/01/39	U.S.$	2,350	3,607,180
Prudential Financial, Inc. 5.625%, 6/15/43		1,081	1,122,614
5.875%, 9/15/42		344	364,672
SCOR SE 3.00%, 6/08/46(b)	EUR	200	238,965
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	1,261	1,721,758

			20,443,405

40 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.2%
EPR Properties 5.75%, 8/15/22	U.S.$	915	$956,402
Senior Housing Properties Trust 6.75%, 12/15/21		1,350	1,432,982
Spirit Realty LP 4.45%, 9/15/26		193	184,771

			2,574,155

			40,394,404

Industrial – 2.9%
Basic – 0.7%
Anglo American Capital PLC 3.625%, 9/11/24(b)		200	190,069
4.75%, 4/10/27(b)		637	622,715
ArcelorMittal 6.75%, 3/01/41		362	412,660
7.00%, 10/15/39		978	1,138,515
Braskem Finance Ltd. 6.45%, 2/03/24		1,972	2,102,645
Fresnillo PLC 5.50%, 11/13/23(b)		306	316,328
Georgia-Pacific LLC 8.875%, 5/15/31		1	1,449
Glencore Finance Canada Ltd. 6.00%, 11/15/41(b)		272	282,823
Glencore Funding LLC 4.625%, 4/29/24(b)		341	343,067
Minsur SA 6.25%, 2/07/24(b)		891	913,003
WestRock MWV LLC 7.95%, 2/15/31		1,000	1,291,774

			7,615,048

Capital Goods – 0.3%
General Electric Co. Series D 5.00%, 1/21/21(n)		1,681	1,639,246
Lafarge SA 7.125%, 7/15/36		800	969,455
Masco Corp. 5.95%, 3/15/22		308	328,869

			2,937,570

Communications - Media – 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		1,195	1,214,905

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cox Communications, Inc. 4.50%, 6/30/43(b)	U.S.$	135	$115,972
4.70%, 12/15/42(b)		259	229,468

			1,560,345

Communications - Telecommunications – 0.2%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(b)		1,340	1,341,715
5.152%, 3/20/28(b)		1,340	1,349,769

			2,691,484

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 5.20%, 4/01/45		337	305,949
5.40%, 4/01/48		431	401,383
6.25%, 10/02/43		116	118,804
6.75%, 4/01/46		456	494,373

			1,320,509

Consumer Cyclical - Other – 0.2%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		674	684,334
5.75%, 6/01/28		67	69,079
Owens Corning 7.00%, 12/01/36		777	891,727

			1,645,140

Consumer Non-Cyclical – 0.2%
CVS Health Corp. 4.78%, 3/25/38		2,140	2,133,608

Energy – 0.4%
Cenovus Energy, Inc. 4.45%, 9/15/42		822	717,749
6.75%, 11/15/39		67	75,627
Ecopetrol SA 5.875%, 5/28/45		1,271	1,256,701
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		546	553,787
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		328	413,007
7.80%, 8/01/31		1,066	1,326,715

			4,343,586

42 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(b)	U.S.$	1,580	$1,616,538

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 6/15/45		636	647,738

Technology – 0.5%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(b)		1,318	1,407,728
8.35%, 7/15/46(b)		524	652,469
Micron Technology, Inc. 5.50%, 2/01/25		686	709,138
Seagate HDD Cayman 4.75%, 1/01/25		1,948	1,869,455
4.875%, 6/01/27		1,082	1,014,357

			5,653,147

Transportation - Airlines – 0.0%
America West Airlines Pass Through Trust Series 1999-1G, Class G 7.93%, 1/02/19		187	189,523
Northwest Airlines Pass Through Trust Series 2000-1, Class G 7.15%, 10/01/19(e)		178	178,095

			367,618

			32,532,331

Utility – 0.0%
Electric – 0.0%
DPL, Inc. 6.75%, 10/01/19		171	175,997

Total Corporates – Investment Grade (cost $67,579,408)			73,102,732

EMERGING MARKETS – SOVEREIGNS – 5.6%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/25(b)		1,782	2,020,343
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(b)		342	344,740

			2,365,083

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Argentina – 0.5%
Argentine Republic Government International Bond 6.875%, 1/26/27	U.S.$	4,592	$3,903,200
7.50%, 4/22/26		150	133,875
7.82%, 12/31/33	EUR	1,674	1,856,134

			5,893,209

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 9/20/29(b)	U.S.$	528	512,820
7.00%, 10/12/28(b)		1,253	1,246,735

			1,759,555

Brazil – 0.1%
Brazilian Government International Bond 4.625%, 1/13/28		1,830	1,676,673

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(b)		1,222	1,286,155

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(b)		858	853,080

Dominican Republic – 0.8%
Dominican Republic International Bond 5.95%, 1/25/27(b)		1,553	1,581,731
7.45%, 4/30/44(b)		1,283	1,372,810
8.625%, 4/20/27(b)		5,719	6,505,362

			9,459,903

Ecuador – 0.1%
Ecuador Government International Bond 7.95%, 6/20/24(b)		667	635,317
10.50%, 3/24/20(b)		1,069	1,108,444

			1,743,761

Egypt – 0.3%
Egypt Government International Bond 6.125%, 1/31/22(b)		3,009	3,001,478

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 1/30/25(b)		300	279,000
7.625%, 9/21/34(b)		762	771,525
7.75%, 1/24/23(b)		339	353,831

			1,404,356

44 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/24(b)	U.S.$	2,052	$1,939,531
6.95%, 6/16/25(b)		1,050	1,002,750

			2,942,281

Ghana – 0.2%
Ghana Government International Bond 7.625%, 5/16/29(b)		1,840	1,842,300

Honduras – 0.2%
Honduras Government International Bond 6.25%, 1/19/27(b)		1,748	1,795,196
7.50%, 3/15/24(b)		730	785,663

			2,580,859

Iraq – 0.1%
Iraq International Bond 5.80%, 1/15/28(b)		264	250,140
6.752%, 3/09/23(b)		402	402,000

			652,140

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.125%, 6/15/25(b)	EUR	168	196,276
5.75%, 12/31/32(b)	U.S.$	1,740	1,637,704
6.125%, 6/15/33(b)		1,322	1,206,325
6.375%, 3/03/28(b)		2,678	2,584,270
6.625%, 3/22/48(b)	EUR	331	358,847

			5,983,422

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25	U.S.$	506	579,876
7.875%, 7/28/45		1,240	1,419,800

			1,999,676

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(b)		634	597,545

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(b)		702	709,897
7.25%, 2/28/28(b)		649	631,964

			1,341,861

Lebanon – 0.1%
Lebanon Government International Bond Series E 5.15%, 11/12/18(b)		780	773,175

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mongolia – 0.2%
Mongolia Government International Bond 5.125%, 12/05/22(b)	U.S.$	2,426	$2,341,090
10.875%, 4/06/21(b)		200	226,250

			2,567,340

Nigeria – 0.1%
Nigeria Government International Bond 6.375%, 7/12/23(b)		740	748,325
6.50%, 11/28/27(b)		388	372,965
7.875%, 2/16/32(b)		489	499,391

			1,620,681

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(b)		593	550,749
8.75%, 5/13/21(b)		310	336,350

			887,099

Sri Lanka – 0.2%
Sri Lanka Government International Bond 6.00%, 1/14/19(b)		799	799,999
6.125%, 6/03/25(b)		350	335,125
6.20%, 5/11/27(b)		685	646,469

			1,781,593

Turkey – 0.0%
Turkey Government International Bond 4.875%, 4/16/43		599	436,521

Ukraine – 0.5%
Ukraine Government International Bond 7.75%, 9/01/22-9/01/24(b)		5,627	5,522,018

Venezuela – 0.2%
Venezuela Government International Bond 9.25%, 9/15/27(i)(m)		7,978	2,178,792
9.25%, 5/07/28(b)(i)(m)		300	78,750

			2,257,542

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(b)		1,475	1,047,250

Total Emerging Markets – Sovereigns (cost $68,190,612)			64,276,556

46 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 4.1%
Argentina – 0.5%
Argentina POM Politica Monetaria Series POM 42.819% (ARLLMONP), 6/21/20(l)	ARS	78,579	$2,245,652
Argentine Bonos del Tesoro 15.50%, 10/17/26		15,834	275,870
16.00%, 10/17/23		62,663	1,239,401
18.20%, 10/03/21		110,859	2,147,898

			5,908,821

Brazil – 2.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	100,732	25,182,693

Dominican Republic – 0.3%
Dominican Republic International Bond 16.00%, 7/10/20(g)	DOP	137,500	3,030,584

South Africa – 0.2%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	24,137	1,853,420
Series R204 8.00%, 12/21/18		10,750	762,491

			2,615,911

Sri Lanka – 0.5%
Sri Lanka Government Bonds 10.25%, 3/15/25	LKR	113,000	648,697
Series A 11.50%, 12/15/21-5/15/23		603,000	3,661,548
11.75%, 6/15/27		105,000	646,844

			4,957,089

Turkey – 0.4%
Turkey Government Bond 11.10%, 5/15/19	TRY	31,033	4,713,992

Total Emerging Markets – Treasuries (cost $63,408,321)			46,409,090

EMERGING MARKETS – CORPORATE BONDS – 4.0%
Industrial – 3.6%
Basic – 0.9%
ABJA Investment Co. Pte Ltd. 4.85%, 1/31/20(b)	U.S.$	1,070	1,073,326

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consolidated Energy Finance SA 6.875%, 6/15/25(b)	U.S.$	949	$985,303
Elementia SAB de CV 5.50%, 1/15/25(b)		469	446,136
First Quantum Minerals Ltd. 6.875%, 3/01/26(b)		582	529,686
7.00%, 2/15/21(b)		199	196,660
7.25%, 5/15/22-4/01/23(b)		2,444	2,360,828
7.50%, 4/01/25(b)		261	247,225
Lundin Mining Corp. 7.875%, 11/01/22(b)		837	872,332
Stillwater Mining Co. 6.125%, 6/27/22(b)		1,380	1,335,564
7.125%, 6/27/25(b)		354	340,573
Vedanta Resources PLC 6.375%, 7/30/22(b)		2,182	2,113,813

			10,501,446

Capital Goods – 0.2%
CIMPOR Financial Operations BV 5.75%, 7/17/24(b)		1,491	1,036,245
Odebrecht Finance Ltd. 4.375%, 4/25/25(b)		349	111,680
5.25%, 6/27/29(b)		1,070	337,050
7.125%, 6/26/42(b)		2,665	899,438

			2,384,413

Communications - Telecommunications – 0.3%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 2/06/24(b)		986	1,008,185
Digicel Group Ltd. 7.125%, 4/01/22(b)		448	293,440
8.25%, 9/30/20(b)		587	445,386
Digicel Ltd. 6.00%, 4/15/21(b)		1,356	1,254,300
Millicom International Cellular SA 5.125%, 1/15/28(b)		479	440,621
MTN Mauritius Investments Ltd. 6.50%, 10/13/26(b)		780	764,400

			4,206,332

Consumer Cyclical - Other – 0.2%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(b)		491	495,296
Studio City Co., Ltd. 5.875%, 11/30/19(b)		737	744,319

48 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Macau Ltd. 4.875%, 10/01/24(b)	U.S.$	286	$269,555
5.50%, 10/01/27(b)		747	702,329

			2,211,499

Consumer Cyclical - Retailers – 0.1%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(c)(f)(g)		977	21,974
K2016470260 South Africa Ltd. 25.00%, 12/31/22(c)(f)(g)		300	90,148
Prime Bloom Holdings Ltd. 7.50%, 12/19/19(b)		560	515,751

			627,873

Consumer Non-Cyclical – 0.9%
BRF GmbH 4.35%, 9/29/26(b)		539	459,242
Central American Bottling Corp. 5.75%, 1/31/27(b)		928	921,040
Cosan Ltd. 5.95%, 9/20/24(b)		430	407,588
MARB BondCo PLC 6.875%, 1/19/25(b)		1,430	1,326,535
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		1,220	1,223,050
Minerva Luxembourg SA 5.875%, 1/19/28(b)		200	177,002
6.50%, 9/20/26(b)		1,098	1,028,002
Natura Cosmeticos SA 5.375%, 2/01/23(b)		817	789,426
Rede D’or Finance SARL 4.95%, 1/17/28(b)		576	495,358
Teva Pharmaceutical Finance Netherlands II BV 1.25%, 3/31/23(b)	EUR	247	269,865
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	U.S.$	375	332,751
3.15%, 10/01/26		1,123	933,494
6.00%, 4/15/24		315	319,235
6.75%, 3/01/28		315	331,608
Tonon Luxembourg SA 7.25%, 1/24/20(c)(f)(g)(i)(m)		1,626	40,692
USJ Acucar e Alcool SA 9.875% (9.875% Cash or 12.00% PIK), 11/09/21(b)(f)		604	482,046
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(g)(h)(i)		4,090	247,650

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.875%, 1/13/20(g)(i)(m)	U.S.$	480	$132,330
11.75%, 2/09/22(g)(i)(m)		1,620	81,081

			9,997,995

Energy – 0.8%
Azure Power Energy Ltd. 5.50%, 11/03/22(b)		788	751,149
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(j)		2,948	2,948,211
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(b)		860	816,011
Petrobras Global Finance BV 6.125%, 1/17/22		33	33,969
6.25%, 3/17/24		3,848	3,856,658
6.85%, 6/05/15		192	163,920
YPF SA 16.50%, 5/09/22(b)	ARS	17,395	272,482

			8,842,400

Technology – 0.1%
IHS Netherlands Holdco BV 9.50%, 10/27/21(b)	U.S.$	600	608,250

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(b)		330	331,851

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(b)		1,678	1,707,365

			41,419,424

Financial Institutions – 0.3%
Banking – 0.3%
Akbank Turk AS 7.20%, 3/16/27(b)		398	330,837
Fidelity Bank PLC 10.50%, 10/16/22(b)		428	438,248
Itau Unibanco Holding SA/Cayman Island 6.125%, 12/12/22(b)(n)		557	515,921
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(b)		807	715,204
5.75%, 1/30/23(b)		1,146	979,830

			2,980,040

Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(b)		575	543,375

50 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.0%
Ambac LSNI LLC 7.396% (LIBOR 3 Month + 5.00%), 2/12/23(b)(c)(l)	U.S.$	67	$67,332

			3,590,747

Utility – 0.1%
Electric – 0.1%
Genneia SA 8.75%, 1/20/22(b)		753	702,172
Pampa Energia SA 7.50%, 1/24/27(b)		353	313,288
Terraform Global Operating LLC 6.125%, 3/01/26(b)		292	280,761

			1,296,221

Total Emerging Markets – Corporate Bonds (cost $55,090,392)			46,306,392

BANK LOANS – 3.8%
Industrial – 3.7%
Basic – 0.1%
Foresight Energy LLC 7.992% (LIBOR 1 Month + 5.75%), 3/28/22(r)		498	497,232
Unifrax I LLC 5.886% (LIBOR 3 Month + 3.50%), 4/04/24(r)		456	458,807

			956,039

Capital Goods – 0.5%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.242% (LIBOR 1 Month + 3.00%), 8/18/24(r)		686	688,629
Apex Tool Group, LLC 5.992% (LIBOR 1 Month + 3.75%), 2/01/22(r)		2,349	2,354,512
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.992% (LIBOR 1 Month + 3.75%), 8/01/25(r)		883	893,153
8.992% (LIBOR 1 Month + 6.75%), 8/03/26(r)		307	312,134
Gardner Denver, Inc. 4.992% (LIBOR 1 Month + 2.75%), 7/30/24(r)		785	788,455

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transdigm Inc. 4.742% (LIBOR 1 Month + 2.50%), 6/09/23(r)	U.S.$	357	$358,474
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.992% (LIBOR 1 Month + 2.75%), 3/03/23(c)(r)		115	115,728

			5,511,085

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. 6.625%, 1/02/24		115	120,002
6.730% (LIBOR 1 Month + 4.50%), 1/02/24(r)		69	72,145
West Corporation 6.242% (LIBOR 1 Month + 4.00%), 10/10/24(r)		1,124	1,120,150

			1,312,297

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.64% (LIBOR 1 Month + 3.50%), 11/06/24(r)		353	354,774

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.242% (LIBOR 1 Month + 3.00%), 4/01/24(r)		974	971,849

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.992% (LIBOR 1 Month + 2.75%), 12/23/24(r)		1,419	1,426,859
Scientific Games International, Inc. 4.992% (LIBOR 1 Month + 2.75%), 8/14/24(r)		169	169,166
5.044% (LIBOR 2 Month + 2.75%), 8/14/24(r)		710	709,165
Stars Group Holdings B.V. 5.886% (LIBOR 3 Month + 3.50%), 7/10/25(r)		311	313,355

			2,618,545

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 5.460% (LIBOR 2 Month + 3.25%), 2/05/25(c)(r)	U.S.$	250	$250,604

Consumer Cyclical - Retailers – 0.3%
Neiman Marcus Group LTD LLC 5.370% (LIBOR 1 Month + 3.25%), 10/25/20(r)		240	222,399
Serta Simmons Bedding, LLC 10.133% (LIBOR 1 Month + 8.00%), 11/08/24(r)		2,195	1,699,918
Specialty Building Products Holdings, LLC 9/25/25(s)		1,188	1,191,771

			3,114,088

Consumer Non-Cyclical – 1.1%
Acadia Healthcare Company, Inc. 4.742% (LIBOR 1 Month + 2.50%), 2/11/22 - 2/16/23(r)		548	551,656
Air Medical Group Holdings, Inc. 5.383% (LIBOR 1 Month + 3.25%), 4/28/22(r)		1,216	1,196,293
6.415% (LIBOR 1 Month + 4.25%), 3/14/25(r)		928	924,214
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.992% (LIBOR 1 Month + 7.75%), 9/26/25(r)		2,066	1,842,235
Arbor Pharmaceuticals, LLC 7.485% (LIBOR 6 Month + 5.00%), 7/05/23(r)		1,197	1,201,991
Avantor, Inc. 6.242% (LIBOR 1 Month + 4.00%), 11/21/24(r)		865	875,397
BI-LO, LLC 10.165% (LIBOR 1 Month + 8.00%), 5/31/24(c)(r)		10	9,750
10.310% (LIBOR 3 Month + 8.00%), 5/31/24(c)(r)		1,314	1,313,684
10.335% (LIBOR 3 Month + 8.00%), 5/31/24(c)(r)		1,314	1,313,684
10.338% (LIBOR 3 Month + 8.00%), 5/31/24(c)(r)		1,263	1,262,882

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mallinckrodt International Finance S.A. 5.136% (LIBOR 3 Month + 2.75%), 9/24/24(r)	U.S.$	1,002	$996,018
Owens & Minor, Inc. 6.604% (LIBOR 1 Month + 4.50%), 5/02/25(c)(r)		1,317	1,241,081
Vizient, Inc. 4.992% (LIBOR 1 Month + 2.75%), 2/13/23(r)		158	158,515

			12,887,400

Energy – 0.2%
California Resources Corporation 12.617% (LIBOR 1 Month + 10.38%), 12/31/21(r)		2,088	2,313,113

Other Industrial – 0.3%
American Tire Distributors, Inc. 6.636% (LIBOR 3 Month + 4.25%), 9/01/21(r)		2,289	1,976,997
HD Supply Waterworks, LTD. 5.313% (LIBOR 3 Month + 3.00%), 8/01/24(r)		106	106,506
5.321% (LIBOR 3 Month + 3.00%), 8/01/24(r)		94	93,931
Travelport Finance (Luxembourg) S.Ã r.l. 4.814% (LIBOR 3 Month + 2.50%), 3/17/25(r)		897	896,657

			3,074,091

Services – 0.5%
Financial & Risk US Holdings, Inc. 9/18/25(s)		390	388,970
Monitronics International, Inc. 7.886% (LIBOR 3 Month + 5.50%), 9/30/22(r)		993	966,483
Pi Lux Finco Sarl 9.326% (LIBOR 1 Month + 7.25%), 1/01/26(c)(r)		3,100	3,057,375
Verscend Holding Corp. 6.742% (LIBOR 1 Month + 4.50%), 8/27/25(r)		775	780,925

			5,193,753

Technology – 0.3%
BMC Software Finance, Inc. 9/01/25(s)		1,000	1,009,370

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Solera, LLC (Solera Finance, Inc.) 4.992% (LIBOR 1 Month + 2.75%), 3/03/23(r)	U.S.$	2,569	$2,573,955
Veritas US Inc. 6.742% (LIBOR 1 Month + 4.50%), 1/27/23(s)		72	70,087
6.886% (LIBOR 3 Month + 4.50%), 1/27/23(s)		24	23,226

			3,676,638

			42,234,276

Financial Institutions – 0.1%
Insurance – 0.1%
Sedgwick Claims Management Services, Inc. 4.992% (LIBOR 1 Month + 2.75%), 3/01/21(r)		1,028	1,028,319

Total Bank Loans (cost $43,310,411)			43,262,595

		Shares
INVESTMENT COMPANIES – 2.7%
Funds and Investment Trusts – 2.7%(t)
iShares Core S&P Mid-Cap ETF		103,287	20,790,640
iShares JP Morgan USD Emerging Markets Bond ETF		49,000	5,282,690
iShares MSCI Emerging Markets ETF		116,984	5,020,953

Total Investment Companies (cost $31,384,382)			31,094,283

COMMON STOCKS – 2.4%
Energy – 1.4%
Energy Equipment & Services – 0.7%
Tervita Corp.(e)(i)		1,170,571	8,074,778

Oil, Gas & Consumable Fuels – 0.7%
Berry Petroleum Corp.		167,780	2,956,284
CHC Group LLC(i)(j)		51,655	361,585
Chesapeake Energy Corp.(i)		24,149	108,429
Denbury Resources, Inc.(i)		59,554	369,235
Golden Energy Offshore Services AS(e)(i)		916,212	504,948
K201640219 (South Africa) Ltd. A Shares(c)(d)(e)(i)		12,695,187	13
K201640219 (South Africa) Ltd. B Shares(c)(d)(e)(i)		2,009,762	2
Oasis Petroleum, Inc.(i)		14,457	205,000

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Paragon Offshore Ltd. – Trust A(c)(e)(i)	11,814	$9,546
Paragon Offshore Ltd. – Trust B(c)(e)(i)	17,721	686,689
Peabody Energy Corp.	12,408	442,221
Riviera Resources Inc/Linn(i)	1,450	31,102
Roan Resources, Inc.(i)	1,450	25,883
Vantage Drilling International(c)(e)(i)	6,103	1,190,085
Whiting Petroleum Corp.(i)	8,408	445,960

		7,336,982

		15,411,760

Financials – 0.5%
Consumer Finance – 0.1%
Paysafe(c)(d)(e)(i)	3,960	583,347

Insurance – 0.2%
Mt. Logan Re Ltd. (Preference Shares)(c)(i)(j)	2,953	2,961,698

Real Estate – 0.2%
Calibrate Real Estate Fund(c)(d)(e)(i)	7,364	2,340,384

		5,885,429

Consumer Discretionary – 0.2%
Auto Components – 0.0%
Exide Technologies(d)(i)(j)	15,253	18,608
Exide Technologies(c)(d)(i)(j)	59,185	72,206

		90,814

Automobiles – 0.1%
Liberty Tire Recycling LLC(c)(d)(e)(i)	7,822	834,317

Diversified Consumer Services – 0.1%
Laureate Education, Inc. – Class A(i)	40,687	628,207

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(i)	25,004	256,291

Internet & Direct Marketing Retail – 0.0%
Travelport Worldwide Ltd.	12,740	214,924

		2,024,553

Information Technology – 0.2%
IT Services – 0.0%
Goodman Networks, Inc.(c)(d)(e)(i)	41,792	– 0	–

Software – 0.1%
Avaya Holdings Corp.(i)	72,419	1,603,357

		1,603,357

Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc. Npv(c)(d)(e)(i)	38,084	1,447,192

56 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.1%
Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(c)(d)(e)(i)		838,296	$33,532
Constellium NV – Class A(i)		92,259	1,139,399
Neenah Enterprises, Inc.(c)(d)(e)(i)		58,200	80,316

			1,253,247

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(c)(d)(e)(i)		3	17,130

Construction & Engineering – 0.0%
Willscot Corp.(d)(e)		18,809	322,574

			339,704

Total Common Stocks (cost $27,501,702)			27,965,242

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%
Non-Agency Fixed Rate CMBS – 1.9%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(b)(c)	U.S.$	974	923,980
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F 3.912%, 4/10/28(b)(c)		270	267,202
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.547%, 4/10/46(u)		1,457	74,270
Series 2013-GC17, Class D 5.263%, 11/10/46(b)(c)		902	872,334
Series 2014-GC23, Class D 4.664%, 7/10/47(b)(c)		856	759,505
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.048%, 5/15/45(u)		1,782	98,584
Series 2012-CR3, Class XA 2.036%, 10/15/45(u)		7,885	481,905
Series 2012-CR5, Class XA 1.694%, 12/10/45(u)		1,891	100,326
Series 2013-LC6, Class D 4.406%, 1/10/46(b)(c)		3,916	3,739,177

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-CR15, Class XA 1.292%, 2/10/47(u)	U.S.$	2,219	$71,304
Series 2014-CR20, Class XA 1.283%, 11/10/47(u)		11,226	525,463
CSAIL Commercial Mortgage Trust Series 2015-C2, Class D 4.345%, 6/15/57(c)		778	651,230
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.667%, 2/10/46(u)		866	46,857
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.84%, 1/10/45(b)(c)		1,765	1,751,817
Series 2012-GCJ9, Class D 4.906%, 11/10/45(b)(c)		700	688,776
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.817%, 11/15/48(c)		825	819,079
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.779%, 11/15/45(b)(u)		7,364	384,235
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.792%, 12/10/45(b)(u)		836	44,166
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.398%, 6/15/44(b)(c)		1,022	1,000,085
Series 2012-C6, Class D 5.769%, 4/15/45(b)(c)		2,450	2,482,879
Series 2012-C7, Class XA 1.568%, 6/15/45(b)(u)		1,393	54,649
Series 2012-C8, Class E 5.055%, 8/15/45(b)(c)		3,766	3,612,315
Series 2012-C10, Class XA 1.716%, 12/15/45(b)(u)		3,257	172,254
Series 2014-C25, Class D 3.803%, 11/15/47(b)(c)		1,807	1,558,171

			21,180,563

Non-Agency Floating Rate CMBS – 0.1%
BBCMS Mortgage Trust Series 2017-GLKS, Class F 5.858% (LIBOR 1 Month + 3.70%), 11/15/34(b)(c)(l)		700	709,778

58 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CLNS Trust Series 2017-IKPR, Class F 6.631% (LIBOR 1 Month + 4.50%), 6/11/32(b)(c)(l)	U.S.$	956	$963,173

			1,672,951

Total Commercial Mortgage-Backed Securities (cost $22,749,182)			22,853,514

ASSET-BACKED SECURITIES – 1.6%
Other ABS - Fixed Rate – 1.2%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(c)(d)(e)		952	894,889
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 9.84%, 6/15/43(b)(c)		1,274	1,273,310
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 8.49%, 5/15/43(c)(g)		1,167	1,175,666
Series 2018-12, Class PT 10.90%, 6/15/43(b)(c)		766	764,960
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.67%, 3/16/43(c)(g)		284	284,997
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 9/15/28(b)(c)		1,350	1,343,300
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(c)(d)(g)		2,628	801,596
Series 2017-2, Class R Zero Coupon, 2/25/26(c)(d)(g)		12	560,450
Series 2017-3, Class R Zero Coupon, 5/25/26(c)(d)(g)		10	751,331
Series 2017-4, Class R1 Zero Coupon, 5/26/26(c)(d)(g)		10	735,498
Series 2017-5, Class R1 Zero Coupon, 9/25/26(c)(d)(g)		12	970,836
Series 2017-6, Class R1 Zero Coupon, 11/25/26(c)(d)(g)		13	1,379,441
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(c)(d)(g)		16	1,569,021

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(b)(c)	U.S.$	789	$811,450

			13,316,745

Home Equity Loans - Fixed Rate – 0.3%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36(c)		724	408,661
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 4.99%, 10/25/35(c)		895	888,306
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35(c)		1,162	1,036,336
Series 2006-6, Class AF4 6.121%, 3/25/36(c)		1,593	779,817
Series 2006-6, Class AF5 6.241%, 3/25/36(c)		590	288,882
Series 2006-10, Class AF3 5.985%, 6/25/36(c)		1,156	552,440
Lehman XS Trust Series 2007-6, Class 3A5 4.764%, 5/25/37(c)		173	171,057

			4,125,499

Autos - Fixed Rate – 0.1%
CPS Auto Trust Series 2018-C, Class D 4.40%, 6/17/24(b)		1,050	1,049,885

Total Asset-Backed Securities (cost $20,757,900)			18,492,129

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.5%
United States – 0.5%
California – 0.3%
State of California Series 2010 7.60%, 11/01/40		750	1,114,680
7.95%, 3/01/36		1,915	2,041,199

			3,155,879

Illinois – 0.2%
State of Illinois Series 2010 7.35%, 7/01/35		1,915	2,108,932

Total Local Governments – US Municipal Bonds (cost $4,598,081)			5,264,811

60 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.4%
Argentina – 0.4%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(b)	U.S.$	1,010	$994,850
7.875%, 6/15/27(b)		843	699,690
9.125%, 3/16/24(b)		1,500	1,380,000
9.95%, 6/09/21(b)		150	147,375
36.245% (BADLAR + 3.83%), 5/31/22(l)	ARS	26,500	566,948
Provincia de Cordoba 7.125%, 6/10/21(b)	U.S.$	754	671,060
7.45%, 9/01/24(b)		505	434,300

Total Local Governments – Regional Bonds (cost $5,899,819)			4,894,223

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
United Arab Emirates – 0.3%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(b) (cost $3,320,262)		3,310	3,583,075

		Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.1%
GMAC Capital Trust I Series 2 8.099%		16,325	429,347
Paysafe Holdings UK Ltd. 0.00%(c)(d)(e)(i)		1,062,845	1,062,845

			1,492,192

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		45,050	1,261,851

REITS – 0.1%
Hersha Hospitality Trust Series C 6.875%		15,950	390,775

			3,144,818

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%		11,025	$277,940

Industrial – 0.0%
Technology – 0.0%
Goodman Networks, Inc. 0.00%(c)(d)(e)(i)		49,723	– 0	–

Total Preferred Stocks (cost $3,298,531)			3,422,758

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 2/15/44(b)	COP	1,437,090	477,230
Fideicomiso PA Costera 6.25%, 1/15/34(b)		1,230,800	424,400
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(c)(g)		6,642,880	2,376,621

Total Inflation-Linked Securities (cost $2,819,482)			3,278,251

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Dryden CLO Ltd. Series 2018-57A, Class E 7.514% (LIBOR 3 Month + 5.20%), 5/15/31(b)(c)(l)	U.S.$	275	270,325
Dryden Senior Loan Fund Series 2017-49A, Class E 8.633% (LIBOR 3 Month + 6.30%), 7/18/30(b)(c)(l)		417	421,079
OZLM Ltd. Series 2014-8A, Class D 7.286% (LIBOR 3 Month + 4.95%), 10/17/26(b)(c)(l)		585	585,107
Series 2018-22A, Class D 7.636% (LIBOR 3 Month + 5.30%), 1/17/31(b)(c)(l)		349	341,031

Total Collateralized Loan Obligations (cost $1,551,863)			1,617,542

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Kazakhstan – 0.1%
KazMunayGas National Co. JSC 5.375%, 4/24/30(b)	U.S.$	660	$672,637
6.375%, 10/24/48(b)		396	416,430

Total Quasi-Sovereigns (cost $1,052,079)			1,089,067

WHOLE LOAN TRUSTS – 0.1%
Performing Asset – 0.1%
Flexpath Wh I LLC Series B 11.00%, 4/01/21(c)(d)(e)		201	54,902
Series B2 11.00%, 1/01/22(c)(d)(e)		259	83,222
Series B3 11.00%, 9/01/22(c)(d)(e)		101	35,339
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(c)(d)(e)		1,244	461,732

Total Whole Loan Trusts (cost $1,743,161)			635,195

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(i)		53,489	307,561
Encore Automotive Acceptance, expiring 7/05/31(c)(d)(e)(i)		8	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(c)(d)(e)(i)		10,974	– 0	–
Liberty Tire Recycling LLC, expiring 6/26/19(c)(d)(e)(i)		392	1,814
Midstates Petroleum Co., Inc., expiring 4/21/20(e)(i)		39,269	3,927
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(i)		46,951	12,677
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(i)		19,772	2,966
Willscot Corp., expiring 11/29/22(d)(e)(i)		29,123	148,527

Total Warrants (cost $640,558)			477,472

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount		U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
AUD/USD Expiration: Jun 2019; Contracts: 28,100,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(i)	AUD	28,100,000		$293,713
USD/EUR Expiration: Oct 2018; Contracts: 10,738,750; Exercise Price: USD 1.21; Counterparty: Natwest Markets PLC(i)	USD	10,738,750		1,020

Total Options Purchased – Puts (premiums paid $467,310)				294,733

		Shares
RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/49(c)(i) (cost $0)		10,721		8,041

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.98%(t)(v)(w) (cost $34,085,825)		34,085,825		34,085,825

		Principal Amount (000)
Time Deposits – 0.5%
ANZ, London 1.54%, 10/01/18	U.S.$	2,749		2,749,397
BBH, Grand Cayman 0.35%, 10/01/18	NOK	0	**	1
0.35%, 10/01/18	SGD	0	**	17
0.37%, 10/01/18	GBP	41		53,526
0.65%, 10/01/18	CAD	0	**	1
1.10%, 10/01/18	NZD	0	**	165
2.03%, 10/02/18	HKD	0	**	12
6.50%, 10/01/18	ZAR	0	**	1
BNP Paribas, Paris (0.57)%, 10/01/18	EUR	2,118		2,459,083

Total Time Deposits (cost $5,263,069)				5,262,203

64 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Emerging Markets – Sovereigns – 0.4%
Egypt – 0.2%
Citigroup Global Markets Holdings, Inc./United States Series GSNP Zero Coupon, 10/04/18	EGP	27,650	$1,541,287

Ukraine – 0.2%
Ukraine Government International Bond Zero Coupon, 2/28/19(b)	U.S.$	2,600	2,502,110

Total Emerging Markets – Sovereigns (cost $4,079,073)			4,043,397

Total Short-Term Investments (cost $43,427,967)			43,391,425

Total Investments – 102.8% (cost $1,197,593,727)			1,175,474,370
Other assets less liabilities – (2.8)%			(31,698,483)

Net Assets – 100.0%			$1,143,775,887

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	238	December 2018	CAD	238	$24,685,410	$24,436,620	$(248,790)
U.S. Long Bond (CBT) Futures	35	December 2018	USD	35	5,072,258	4,917,500	(154,758)

Sold Contracts
CBOE (VIX) Futures	40	October 2018	USD	40	588,683	559,000	29,683
S&P 500 E-Mini Future	183	December 2018	USD	9	26,713,699	26,708,850	4,849

							$(369,016)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	2,230	USD	2,621	10/11/18	$30,227
Bank of America, NA	USD	300	IDR	4,422,681	11/08/18	(4,754)
Bank of America, NA	RUB	520,818	USD	7,863	11/14/18	(50,661)
Bank of America, NA	USD	2,571	RUB	171,666	11/14/18	36,892
Bank of America, NA	USD	2,354	CHF	2,298	2/26/19	22,151
Bank of America, NA	USD	2,354	CHF	2,298	2/28/19	22,171
Barclays Bank PLC	USD	1,146	TRY	7,057	10/12/18	14,652
Barclays Bank PLC	USD	3,015	IDR	44,632,590	11/08/18	(37,751)
Barclays Bank PLC	USD	2,640	KRW	2,943,325	11/15/18	14,931
Barclays Bank PLC	ILS	27,174	USD	7,619	11/29/18	112,747
Barclays Bank PLC	USD	5,886	INR	409,654	12/13/18	(303,283)
Barclays Bank PLC	USD	798	IDR	12,083,633	12/26/18	937
Barclays Bank PLC	USD	6,598	CHF	6,279	2/28/19	(103,485)
BNP Paribas SA	JPY	323,395	USD	2,881	10/04/18	34,290
BNP Paribas SA	AUD	15,674	USD	11,389	10/11/18	58,616
BNP Paribas SA	EUR	57,035	USD	67,258	10/11/18	990,848
BNP Paribas SA	USD	2,293	AUD	3,083	10/11/18	(64,464)
BNP Paribas SA	TRY	42,403	USD	6,430	10/12/18	(546,517)
BNP Paribas SA	USD	5,653	GBP	4,333	10/12/18	(3,074)
BNP Paribas SA	USD	969	TRY	6,388	10/12/18	82,338
BNP Paribas SA	SEK	28,461	EUR	2,665	10/16/18	(108,514)
BNP Paribas SA	USD	2,268	ZAR	32,388	10/17/18	17,451
BNP Paribas SA	MXN	110,515	USD	5,711	10/19/18	(177,164)
BNP Paribas SA	USD	2,859	IDR	42,343,271	11/08/18	(33,883)
BNP Paribas SA	CHF	2,260	USD	2,311	2/28/19	(26,417)
Brown Brothers Harriman & Co.	ZAR	5,437	USD	349	10/10/18	(34,763)
Brown Brothers Harriman & Co.	EUR	3,602	USD	4,232	10/11/18	47,275
Brown Brothers Harriman & Co.	USD	3,763	EUR	3,218	10/11/18	(23,847)
Brown Brothers Harriman & Co.	CHF	2,265	USD	2,331	10/17/18	20,210
Brown Brothers Harriman & Co.	USD	2,680	CHF	2,604	10/17/18	(23,236)
Citibank, NA	BRL	23,395	USD	5,843	10/02/18	50,132
Citibank, NA	BRL	136,983	USD	33,051	10/02/18	(867,497)
Citibank, NA	USD	5,786	BRL	23,395	10/02/18	7,020
Citibank, NA	USD	34,212	BRL	136,983	10/02/18	(293,535)
Citibank, NA	JPY	236,000	USD	2,101	10/04/18	24,063
Citibank, NA	USD	15,204	JPY	1,679,721	10/04/18	(417,658)
Citibank, NA	ZAR	20,166	USD	1,295	10/10/18	(129,623)
Citibank, NA	EUR	2,041	USD	2,405	10/11/18	33,547
Citibank, NA	USD	3,024	CLP	2,027,440	10/12/18	59,097
Citibank, NA	USD	974	IDR	14,234,093	11/08/18	(24,144)
Citibank, NA	USD	1,024	KRW	1,137,321	11/15/18	2,345
Citibank, NA	UYU	9,302	USD	275	11/29/18	(4,342)
Citibank, NA	UYU	30,835	USD	923	12/04/18	(3,855)
Citibank, NA	INR	93,762	USD	1,344	12/13/18	66,052
Citibank, NA	USD	6,882	INR	480,165	12/13/18	(338,258)

66 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	2,942	JPY	324,621	10/04/18	$(84,908)
Credit Suisse International	AUD	4,201	USD	3,017	10/11/18	(19,995)
Credit Suisse International	JPY	677,792	AUD	8,299	10/11/18	29,650
Credit Suisse International	COP	17,326,409	USD	5,761	10/12/18	(87,297)
Credit Suisse International	USD	5,901	GBP	4,530	10/12/18	6,274
Credit Suisse International	EUR	1,905	SEK	19,699	10/16/18	5,294
Credit Suisse International	GBP	693	ZAR	12,349	10/17/18	(31,802)
Credit Suisse International	USD	2,252	ZAR	30,734	10/17/18	(83,378)
Credit Suisse International	USD	5,737	SGD	7,807	10/25/18	(23,224)
Credit Suisse International	EUR	1,989	NOK	19,005	10/31/18	23,841
Credit Suisse International	EUR	1,519	NOK	14,647	11/15/18	33,293
Credit Suisse International	USD	5,633	NOK	45,887	11/15/18	14,783
Credit Suisse International	USD	5,647	NOK	45,759	11/15/18	(14,298)
Credit Suisse International	USD	753	TRY	4,719	12/03/18	(3,080)
Credit Suisse International	CNH	7,893	JPY	126,605	12/13/18	(22,675)
Credit Suisse International	JPY	623,148	USD	5,515	12/13/18	(1,858)
Credit Suisse International	TRY	11,969	USD	2,050	2/26/19	246,741
Credit Suisse International	USD	2,060	TRY	11,969	2/26/19	(257,200)
Credit Suisse International	TRY	11,969	USD	2,048	2/28/19	246,759
Credit Suisse International	TRY	15,800	USD	2,137	2/28/19	(240,093)
Credit Suisse International	USD	2,333	CHF	2,271	2/28/19	16,049
Credit Suisse International	USD	3,853	TRY	26,636	2/28/19	154,967
Deutsche Bank AG	USD	2,129	IDR	31,168,025	11/08/18	(49,735)
Goldman Sachs Bank USA	GBP	3,945	EUR	4,451	10/11/18	27,817
Goldman Sachs Bank USA	GBP	10,618	USD	13,973	10/12/18	126,943
Goldman Sachs Bank USA	PLN	10,775	USD	2,936	10/18/18	12,867

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	MXN	89,330	USD	4,755	10/19/18	$(4,494)
Goldman Sachs Bank USA	SGD	7,798	USD	5,681	10/25/18	(26,776)
Goldman Sachs Bank USA	NOK	19,005	EUR	1,989	10/31/18	(23,836)
Goldman Sachs Bank USA	JPY	126,604	CNH	7,893	12/13/18	22,676
Goldman Sachs Bank USA	IDR	12,083,633	USD	798	12/26/18	(937)
HSBC Bank USA	USD	5,610	CLP	3,732,218	10/12/18	65,104
HSBC Bank USA	USD	1,177	IDR	17,373,553	11/08/18	(17,716)
HSBC Bank USA	USD	7,873	KRW	8,768,478	11/15/18	36,225
HSBC Bank USA	INR	362,053	USD	4,960	12/13/18	26,158
JPMorgan Chase Bank, NA	JPY	1,853,485	USD	16,988	10/04/18	672,676
JPMorgan Chase Bank, NA	USD	7,102	JPY	773,709	10/04/18	(291,357)
JPMorgan Chase Bank, NA	USD	1,152	ZAR	16,401	10/10/18	6,326
JPMorgan Chase Bank, NA	AUD	1,900	USD	1,412	10/11/18	38,757
JPMorgan Chase Bank, NA	AUD	12,050	USD	8,607	10/11/18	(103,462)
JPMorgan Chase Bank, NA	COP	16,852,994	USD	5,530	10/12/18	(158,781)
JPMorgan Chase Bank, NA	USD	5,724	GBP	4,423	10/12/18	43,713
JPMorgan Chase Bank, NA	SEK	19,699	EUR	1,905	10/16/18	(5,294)
JPMorgan Chase Bank, NA	CHF	6,742	USD	6,994	10/17/18	115,548
JPMorgan Chase Bank, NA	USD	2,770	CHF	2,688	10/17/18	(27,033)
JPMorgan Chase Bank, NA	ZAR	30,311	GBP	1,715	10/17/18	98,409
JPMorgan Chase Bank, NA	ZAR	32,717	USD	2,163	10/17/18	(145,730)
JPMorgan Chase Bank, NA	ARS	89,853	USD	2,169	11/01/18	80,989
JPMorgan Chase Bank, NA	EUR	3,448	NOK	33,034	11/15/18	49,163
JPMorgan Chase Bank, NA	USD	9,289	NOK	75,635	11/15/18	20,556
JPMorgan Chase Bank, NA	TRY	4,719	USD	753	12/03/18	3,084
JPMorgan Chase Bank, NA	CNH	13,346	USD	1,937	12/19/18	4,017
JPMorgan Chase Bank, NA	CHF	2,298	USD	2,352	2/26/19	(23,821)
JPMorgan Chase Bank, NA	TRY	28,266	USD	4,181	2/28/19	(72,197)

68 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	BRL	100,169	USD	25,018	10/02/18	$214,647
Morgan Stanley Capital Services LLC	BRL	11,697	USD	2,840	10/02/18	(56,571)
Morgan Stanley Capital Services LLC	USD	24,319	BRL	100,169	10/02/18	484,440
Morgan Stanley Capital Services LLC	USD	2,921	BRL	11,697	10/02/18	(25,066)
Morgan Stanley Capital Services LLC	BRL	100,169	USD	24,251	11/05/18	(485,720)
Morgan Stanley Capital Services LLC	USD	2,832	BRL	11,697	11/05/18	56,721
Morgan Stanley Capital Services LLC	SEK	26,317	USD	2,968	11/15/18	(4,393)
Morgan Stanley Capital Services LLC	USD	9,452	AUD	12,800	6/28/19	(164,975)
Royal Bank of Scotland PLC	ZAR	32,307	USD	2,126	10/10/18	(156,046)
Royal Bank of Scotland PLC	NZD	5,956	USD	4,013	10/11/18	64,896
Royal Bank of Scotland PLC	USD	1,173	NZD	1,741	10/11/18	(18,965)
Standard Chartered Bank	BRL	25,117	USD	6,273	10/02/18	53,821
Standard Chartered Bank	USD	6,146	BRL	25,117	10/02/18	73,552
Standard Chartered Bank	BRL	9,399	USD	2,246	10/30/18	(75,796)
Standard Chartered Bank	IDR	241,662,669	USD	16,318	11/08/18	195,693
Standard Chartered Bank	USD	245	IDR	3,695,009	11/08/18	1,639
Standard Chartered Bank	USD	1,798	IDR	26,318,763	11/08/18	(42,059)
Standard Chartered Bank	KRW	6,463,088	USD	5,757	11/15/18	(72,651)
Standard Chartered Bank	USD	5,777	KRW	6,444,803	11/15/18	36,550
Standard Chartered Bank	CAD	11,329	USD	8,790	11/16/18	10,702
Standard Chartered Bank	USD	1,878	CAD	2,420	11/16/18	(2,286)
Standard Chartered Bank	TWD	606,707	USD	19,826	12/11/18	(208,526)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	5,696	INR	419,915	12/13/18	$26,558
UBS AG	EUR	4,403	USD	5,038	10/11/18	(77,469)
UBS AG	GBP	8,131	EUR	9,048	10/11/18	(90,163)
UBS AG	JPY	681,875	EUR	5,190	10/11/18	24,602
UBS AG	GBP	14,149	USD	18,559	10/12/18	108,833
UBS AG	GBP	4,715	USD	6,121	10/12/18	(27,054)
UBS AG	ZAR	12,349	GBP	693	10/17/18	31,803
UBS AG	USD	2,963	IDR	43,503,854	11/08/18	(60,348)

						$(1,648,662)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Call
CDX-NAHY Series 31, 5 Year Index	BNP Paribas SA	Sell	1.08%	October 2018	$5,700	$4,560	$(4,560)

CURRENCY OPTIONS WRITTEN (see Note C)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Morgan Stanley Capital Services LLC(x)	AUD	1.280	06/2019	28,100,000	AUD	28,100	$291,731	$(134,324)
USD vs. EUR/ Natwest Markets PLC(x)	USD	1.170	10/2018	10,383,750	USD	10,384	86,975	(99,653)

Put
BRL vs. USD/ Morgan Stanley Capital Services LLC(x)	BRL	4.100	10/2018	23,677,500	BRL	23,678	60,620	(148,073)
BRL vs. USD/ Deutsche Bank AG(x)	BRL	4.560	11/2018	26,790,000	BRL	26,790	75,376	(50,515)
CNH vs. USD/ JPMorgan Chase Bank, NA(x)	CNH	7.050	12/2018	73,143,750	CNH	73,144	52,342	(33,549)

70 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
IDR vs. USD/ Goldman Sachs Bank USA(x)	IDR	15,870.000	12/2018	93,855,180,000	IDR	93,855,180	$37,743	$(24,501)
INR vs. USD/ JPMorgan Chase Bank, NA(x)	INR	71.320	02/2019	381,562,000	INR	381,562	49,541	(224,110)
JPY vs. CNH/ Goldman Sachs Bank USA(x)	JPY	16.500	12/2018	585,337,500	JPY	585,338	26,313	(52,197)
MXN vs. USD/ Morgan Stanley Capital Services LLC(x)	MXN	23.820	02/2019	144,706,500	MXN	144,707	80,937	(9,627)
NOK vs. EUR/ Goldman Sachs Bank USA(x)	NOK	9.790	10/2018	94,963,000	NOK	94,963	54,254	(4,655)
SEK vs. EUR/ JPMorgan Chase Bank, NA(x)	SEK	10.600	10/2018	94,340,000	SEK	94,340	55,076	(3,514)
SGD vs. CHF/ UBS AG(x)	SGD	1.550	06/2019	7,750,000	SGD	7,750	23,428	(17,313)
TRY vs. CHF/ UBS AG(x)	TRY	5.900	02/2019	29,500,000	TRY	29,500	53,932	(767,466)
TRY vs. USD/ JPMorgan Chase Bank, NA(x)	TRY	7.000	11/2018	41,195,000	TRY	41,195	66,089	(75,972)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
USD vs. EUR/ Natwest Markets PLC(x)	USD	1.250	10/2018	11,093,750	USD	11,094	$61,408	$(100)
ZAR vs. GBP/ UBS AG(x)	ZAR	19.520	10/2018	83,448,000	ZAR	83,448	75,703	(9,052)

							$1,151,468	$(1,654,621)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)%	Quarterly	2.83%	USD	40,600	$(3,312,124)	$(2,643,615)	$(668,509)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)	Quarterly	3.07	USD	38,312	(3,036,140)	(2,965,739)	(70,401)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)	Quarterly	3.07	USD	17,700	(1,402,685)	(1,121,748)	(280,937)
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	Quarterly	1.65	EUR	3	(83)	(103)	20
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.17	EUR	13,260	(1,559,767)	(1,638,929)	79,162
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)	Quarterly	2.79	EUR	2,885	(322,640)	(318,224)	(4,416)

72 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00	) %	Quarterly	2.79%	EUR	8,415	$(941,081)	$(920,031)	$(21,050)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.79	EUR	4,751	(531,322)	(519,438)	(11,884)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.79	EUR	1,629	(182,177)	(179,683)	(2,494)

Sale Contracts
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00		Quarterly	1.13	USD	6,734	69,885	22,312	47,573
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00		Quarterly	2.54	USD	5	413	343	70
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00		Quarterly	2.54	USD	13,417	1,120,137	929,390	190,747
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00		Quarterly	2.83	USD	40,600	3,312,124	2,683,001	629,123
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00		Quarterly	3.07	USD	74,801	5,927,812	4,297,335	1,630,477
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00		Quarterly	3.32	USD	38,313	2,843,852	2,774,782	69,070

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00%	Quarterly	3.32%	USD	11,594	$860,586	$838,087	$22,499
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	2.17	EUR	13,259	1,559,649	1,689,231	(129,582)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	5.00	Quarterly	2.79	EUR	53,763	6,012,518	5,653,499	359,019
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.73	EUR	4,513	564,632	558,879	5,753
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.73	EUR	9,027	1,129,389	1,164,620	(35,231)

						$12,112,978	$10,303,969	$1,809,009

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
USD	144,205	1/17/20	2.170%	3 Month LIBOR	Semi-Annual/ Quarterly	$1,359,223	$1,262,551		$96,672
USD	144,205	1/17/20	2.204%	3 Month LIBOR	Semi-Annual/ Quarterly	1,287,253	1,200,662		86,591
USD	144,205	1/17/20	3 Month LIBOR	2.170%	Quarterly/ Semi-Annual	(1,356,200)	– 0	–	(1,356,200)
USD	144,205	1/17/20	3 Month LIBOR	2.204%	Quarterly/ Semi-Annual	(1,284,182)	– 0	–	(1,284,182)

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PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
USD	58,295	1/17/23	3 Month LIBOR	2.420%	Quarterly/ Semi-Annual	$(1,531,436)	$(1,514,966)		$(16,470)
USD	58,295	1/17/23	3 Month LIBOR	2.389%	Quarterly/ Semi-Annual	(1,608,679)	(1,580,407)		(28,272)
USD	58,295	1/17/23	2.389%	3 Month LIBOR	Semi-Annual/ Quarterly	1,608,470	– 0	–	1,608,470
USD	58,295	1/17/23	2.420%	3 Month LIBOR	Semi-Annual/ Quarterly	1,531,224	– 0	–	1,531,224

						$5,673	$(632,160)		$637,833

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Argentina International Bond, 7.500%, 4/22/26,6/20/23*	(5.00)%	Quarterly	5.71%	USD	150	$3,872	$3,926	$(54)

Sale Contracts
Barclays Bank PLC
Brazilian Government International Bond, 4.250%, 1/07/25, 6/20/23*	1.00	Quarterly	2.43	USD	1,520	(92,133)	(53,979)	(38,154)
Brazilian Government International Bond, 4.250%, 1/07/25, 6/20/23*	1.00	Quarterly	2.43	USD	1,813	(109,892)	(64,385)	(45,507)
CCO Holdings, LLC, 5.750%,1/15/24, 6/20/19*	5.00	Quarterly	0.13	USD	828	30,287	13,393	16,894
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	454	(53,337)	(52,454)	(883)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	5,000	(1,039,833)	(799,950)	(239,883)
International Game Technology PLC, 4.750%, 2/15/23, 6/20/22*	5.00	Quarterly	1.46	EUR	310	46,408	26,205	20,203
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	364	(42,794)	(43,877)	1,083
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	258	(30,311)	(29,450)	(861)
Goldman Sachs Bank USA
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.19	USD	1,225	113,359	60,781	52,578

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United States Steel Corp., 6.650%, 6/01/37, 12/20/21*	5.00%	Quarterly	1.00%	USD	700	$86,593	$(36,407)	$123,000
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	2,071	(430,639)	(313,623)	(117,016)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	5,000	(1,040,528)	(884,149)	(156,379)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	2,929	(609,194)	(443,659)	(165,535)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	5,000	(1,039,833)	(844,253)	(195,580)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	10,000	(2,079,667)	(1,525,947)	(553,720)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	13,500	(2,807,550)	(2,057,261)	(750,289)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	133	(15,625)	(14,765)	(860)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	719	(84,530)	(79,819)	(4,711)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	530	(62,266)	(58,413)	(3,853)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,041	(122,300)	(115,499)	(6,801)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	180	(21,162)	(16,588)	(4,574)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	360	(42,324)	(36,565)	(5,759)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	360	(42,324)	(33,790)	(8,534)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	371	(43,617)	(32,212)	(11,405)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,158	(253,709)	(191,757)	(61,952)
Turkey International Bond, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.72	USD	575	(67,980)	(66,972)	(1,008)
HSBC Bank USA
Turkey International Bond, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.72	USD	720	(85,123)	(84,998)	(125)
Turkey International Bond, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.72	USD	719	(85,005)	(84,027)	(978)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	12,000	$(1,408,800)	$(1,417,470)	$8,670
Turkey International Bond, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.72	USD	287	(33,931)	(34,106)	175
Morgan Stanley & Co. International PLC
Turkey International Bond, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.72	USD	720	(85,123)	(84,715)	(408)
Morgan Stanley Capital Services LLC
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,272	(149,439)	(143,084)	(6,355)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,188	(139,570)	(128,328)	(11,242)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	10,000	(1,174,000)	(113,840)	(1,060,160)
South Africa Government International Bond, 5.500%, 3/09/20, 6/20/23*	1.00	Quarterly	1.87	USD	2,640	(99,462)	(67,814)	(31,648)
Weatherford International LLC, 4.500%, 4/15/22, 6/20/23*	1.00	Quarterly	6.72	USD	190	(40,757)	(46,135)	5,378

						$(13,152,239)	$(9,895,986)	$(3,256,253)

*	Termination date

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	55,603	LIBOR	Quarterly	USD	15,213	12/20/18	$90,226
iBoxx $ Liquid High Yield Index	29,872	LIBOR	Quarterly	USD	8,174	12/20/18	47,432
BNP Paribas SA
iBoxx $ Liquid High Yield Index	38,710	LIBOR	Quarterly	USD	10,591	12/20/18	62,814
Credit Suisse International
iBoxx $ Liquid High Yield Index	62,644	LIBOR	Quarterly	USD	17,152	12/20/18	89,182

							$289,654

VARIANCE SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	154	$16,876	$	– 0	–	$16,876
AUD/JPY 3/03/20*	12.75	Maturity	AUD	78	(22,871)		– 0	–	(22,871)
AUD/JPY 4/16/20*	12.25	Maturity	AUD	187	(20,684)		– 0	–	(20,684)
AUD/JPY 5/07/20*	12.22	Maturity	AUD	116	(10,037)		– 0	–	(10,037)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	36	(11,766)		– 0	–	(11,766)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	42	(12,217)		– 0	–	(12,217)

					$(60,699)	$	– 0	–	$(60,699)

*	Termination date

78 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate	Maturity	U.S. $ Value at September 30, 2018
Barclays Capital, Inc.†	797	USD	(4.75)%*	—	$795,947
Barclays Capital, Inc.†	256	USD	(2.75)%*	—	254,623
Barclays Capital, Inc.†	799	USD	(0.63)%*	—	795,084
Barclays Capital, Inc.†	1,104	USD	0.50%	—	1,109,382
Barclays Capital, Inc.†	1,084	USD	0.75%	—	1,084,618
Barclays Capital, Inc.†	119	USD	1.25%	—	118,772
Barclays Capital, Inc.†	1,121	USD	1.75%	—	1,127,504
Barclays Capital, Inc.†	1,598	USD	2.00%	—	1,608,530
Barclays Capital, Inc.†	1,233	USD	2.00%	—	1,241,958
Barclays Capital, Inc.†	1,586	USD	2.10%	—	1,590,019
Barclays Capital, Inc.†	1,659	USD	2.25%	—	1,663,383
Credit Suisse Securities (USA) LLC†	615	USD	(4.75)%*	—	600,723
Credit Suisse Securities (USA) LLC†	479	EUR	(1.25)%*	—	551,502
Credit Suisse Securities (USA) LLC†	1,285	EUR	(1.00)%*	—	1,483,768
Credit Suisse Securities (USA) LLC†	328	EUR	(1.00)%*	—	379,638
Credit Suisse Securities (USA) LLC†	882	USD	0.75%	—	882,491
JPMorgan Chase Bank, NA	9,925	USD	2.20%	10/25/18	9,965,637
RBC Capital Markets†	1,112	USD	(1.50)%*	—	1,111,242
RBC Capital Markets†	1,044	USD	0.00%	—	1,043,494
RBC Capital Markets†	1,411	USD	0.25%	—	1,411,260
RBC Capital Markets†	1,054	USD	2.05%	—	1,062,412

					$29,881,987

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2018.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous		Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$19,916,350		$	– 0	–	$	– 0	–	$	– 0	–	$19,916,350
Governments – Treasuries	– 0	–		9,965,637			– 0	–		– 0	–	9,965,637

Total	$19,916,350			$9,965,637		$	– 0	–	$	– 0	–	$29,881,987

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $426,508,453 or 37.3% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2018.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.05% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc. 10.50%, 3/01/21	12/18/17	$	– 0	–	$	– 0	–	0.00%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 14.216%, 4/25/26	4/29/16		282,749			288,206		0.03%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716%, 4/25/26	4/29/16		311,296			312,725		0.03%
Bellemeade Re Ltd. Series 2015-1A, Class M2 6.516%, 7/25/25	7/27/15		383,014			386,183		0.03%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 8.49%, 5/15/43	3/27/18		1,174,574			1,175,666		0.10%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.67%, 3/16/43	3/07/18		285,658			284,997		0.02%
Dominican Republic International Bond 16.00%, 7/10/20	12/14/10		3,762,254			3,030,584		0.27%
Exide Technologies 7.00%, 4/30/25	11/10/16		4,482,790			3,026,180		0.26%
Exide Technologies 11.00%, 4/30/22	11/10/16		3,981,279			3,847,982		0.34%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16		1,950,466			2,376,621		0.21%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	1/31/17		1,227,613			21,974		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	1/31/17		296,600			90,148		0.01%
Liberty Tire Recycling LLC 9.50%, 1/15/23	1/03/18		559,251			559,251		0.05%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	$2,295,760		$29		0.00%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17	844,303		801,596		0.07%
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 2/25/26	6/15/17	931,484		560,450		0.05%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17	1,107,300		751,331		0.07%
SoFi Consumer Loan Program LLC Series 2017-4, Class R1 Zero Coupon, 5/26/26	6/28/17	1,032,000		735,498		0.06%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17	1,313,468		970,836		0.08%
SoFi Consumer Loan Program LLC Series 2017-6, Class R1 Zero Coupon, 11/25/26	11/09/17	1,485,665		1,379,441		0.12%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27	2/01/18	1,569,021		1,569,021		0.14%
Texas Competitive/TCEH 11.50%, 10/01/20	4/14/11	– 0	–	– 0	–	0.00%
Tonon Luxembourg SA 7.25%, 1/24/20	1/16/13	1,624,599		40,692		0.00%
Vantage Drilling International 10.00%, 12/31/20	2/10/16	83,883		85,260		0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14-6/09/14	2,401,853		247,650		0.02%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	477,418		132,330		0.01%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/29/14	$838,866	$81,081	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.716%, 11/25/25	9/28/15	612,873	710,668	0.06%

(h)	Defaulted matured security.

(i)	Non-income producing security.

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$3,697,478	$361,585		0.03%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	10/01/12	2,351,990	2,948,211		0.26%
Exide Technologies	4/30/15	112,260	72,206		0.01%
Exide Technologies	4/30/15	28,931	18,608		0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	4/30/15	1	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	2,953,000	2,961,698		0.26%

(k)	Convertible security.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.

(m)	Defaulted.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Inverse interest only security.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2018.

(s)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(u)	IO – Interest Only.

(v)	Affiliated investments.

(w)	The rate shown represents the 7-day yield as of period end.

(x)	One contract relates to 1 share.

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PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average
ABS – Asset-Backed Securities
ARLLMONP– Argentina Blended Policy Rate
BADLAR – Argentina Deposit Rates Badlar Private Banks
CBOE – Chicago Board Options Exchange
CBT – Chicago Board of Trade
CDX-CMBX.NA – North American Commercial Mortgage-Backed Index
CDX-NAHY – North American High Yield Credit Default Swap Index
CMBS – Commercial Mortgage-Backed Securities
ETF – Exchange Traded Fund
EURIBOR – Euro Interbank Offered Rate
H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity
JSC – Joint Stock Company
LIBOR – London Interbank Offered Rates
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2018 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,163,507,902)	$1,141,388,545
Affiliated issuers (cost 34,085,825)	34,085,825
Cash	60,602
Cash collateral due from broker	5,815,613
Foreign currencies, at value (cost $15,634,385)	15,446,745
Unaffiliated dividends and interest receivable	15,838,420
Receivable for newly entered credit default and interest rate and total return swaps	8,475,445
Unrealized appreciation on forward currency exchange contracts	5,361,128
Receivable for investment securities sold	4,086,912
Receivable for terminated credit default and total return swaps	2,273,684
Unrealized appreciation on total return swaps	289,654
Market value of credit default swaps (net premiums paid $67,898)	280,519
Receivable for variation margin on centrally cleared swaps	119,971
Affiliated dividends receivable	28,129
Unrealized appreciation on variance swaps	16,876

Total assets	1,233,568,068

Liabilities
Options written, at value (premiums received $1,151,468)	1,654,621
Swaptions written, at value (premiums received $4,560)	4,560
Payable for reverse repurchase agreements	29,881,987
Payable for investment securities purchased and foreign currency transactions	28,027,520
Market value of credit default swaps (net premiums received $9,963,884)	13,432,758
Unrealized depreciation on forward currency exchange contracts	7,009,790
Payable for newly entered credit default and interest rate and total return swaps	6,021,359
Payable for terminated credit default swaps	1,921,794
Advisory fee payable	840,285
Payable for variation margin on centrally cleared swaps	337,126
Cash collateral received from broker	270,000
Unrealized depreciation on variance swaps	77,575
Administrative fee payable	15,951
Payable for variation margin on futures	10,731
Directors’ fee payable	733
Accrued expenses and other liabilities	285,391

Total liabilities	89,792,181

Net Assets	$1,143,775,887

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,195,369,900
Distributable earnings (accumulated loss)	(52,456,310)

$1,143,775,887

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$13.26

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended September 30, 2018 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $49,121)	$39,746,270
Dividends
Unaffiliated issuers	255,651
Affiliated issuers	222,707
Other income	97,500	$40,322,128

Expenses
Advisory fee (see Note B)	5,188,779
Transfer agency	17,770
Custodian	171,340
Audit and tax	95,963
Printing	90,177
Registration fees	42,062
Administrative	39,090
Legal	14,505
Directors’ fees	12,425
Miscellaneous	46,953

Total expenses before interest expense	5,719,064
Interest expense	479,932

Total expenses	6,198,996
Less: expenses waived and reimbursed by the Adviser (see Note B)	(22,066)

Net expenses		6,176,930

Net investment income		34,145,198

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(4,290,833	)(a)
Forward currency exchange contracts		25,393,903
Futures		(977,979)
Options written		1,673,942
Swaps		7,790,757
Swaptions written		336,992
Foreign currency transactions		(20,627,724)
Net change in unrealized appreciation/depreciation on:
Investments		(35,337,435)
Forward currency exchange contracts		(3,400,340)
Futures		(734,464)
Options written		(998,336)
Swaps		7,097,554
Swaptions written		(19,175)
Foreign currency denominated assets and liabilities		715,699

Net loss on investment and foreign currency transactions		(23,377,439)

Contributions from Affiliates (see Note B)		12,130

Net Increase in Net Assets from Operations		$10,779,889

(a)	Net of foreign capital gains taxes of $28,750.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2018 (unaudited)		Year Ended March 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,145,198		$71,855,450
Net realized gain (loss) on investment and foreign currency transactions	9,299,058		(26,480,187)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(32,676,497)		195,281
Contributions from Affiliates (see Note B)	12,130		– 0	–

Net increase in net assets from operations	10,779,889		45,570,544
Distributions to shareholders*	(36,164,726)		(71,764,491)
Return of capital	– 0	–	(564,962)

Total decrease	(25,384,837)		(26,758,909)
Net Assets
Beginning of period	1,169,160,724		1,195,919,633

End of period	$1,143,775,887		$1,169,160,724

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

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and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

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NOTES TO FINANCIAL STATEMENTS (continued)

for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2018:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$478,797,444		$9,211,254	#	$488,008,698
Collateralized Mortgage Obligations		– 0	–	129,005,092		– 0	–	129,005,092
Governments – Treasuries		– 0	–	116,741,454		– 0	–	116,741,454
Corporates – Investment Grade		– 0	–	73,102,732		– 0	–	73,102,732
Emerging Markets – Sovereigns		– 0	–	64,276,556		– 0	–	64,276,556
Emerging Markets – Treasuries		– 0	–	46,409,090		– 0	–	46,409,090
Emerging Markets – Corporate Bonds		– 0	–	45,838,596		467,796		46,306,392
Bank Loans		– 0	–	34,697,807		8,564,788		43,262,595
Investment Companies		31,094,283		– 0	–	– 0	–	31,094,283
Common Stocks		17,185,229		504,948		10,275,065	#	27,965,242
Commercial Mortgage-Backed Securities		– 0	–	2,054,013		20,799,501		22,853,514
Asset-Backed Securities		– 0	–	1,049,885		17,442,244		18,492,129
Local Governments – US Municipal Bonds		– 0	–	5,264,811		– 0	–	5,264,811
Local Governments – Regional Bonds		– 0	–	4,894,223		– 0	–	4,894,223
Governments – Sovereign Bonds		– 0	–	3,583,075		– 0	–	3,583,075
Preferred Stocks		2,359,913		– 0	–	1,062,845	#	3,422,758
Inflation-Linked Securities		– 0	–	901,630		2,376,621		3,278,251
Collateralized Loan Obligations		– 0	–	– 0	–	1,617,542		1,617,542
Quasi-Sovereigns		– 0	–	1,089,067		– 0	–	1,089,067
Whole Loan Trusts		– 0	–	– 0	–	635,195		635,195
Warrants		327,131		– 0	–	150,341	#	477,472
Options Purchased – Puts		– 0	–	294,733		– 0	–	294,733
Rights		– 0	–	– 0	–	8,041		8,041
Short-Term Investments:
Investment Companies		34,085,825		– 0	–	– 0	–	34,085,825
Time Deposits		– 0	–	5,262,203		– 0	–	5,262,203
Emerging Markets – Sovereigns		– 0	–	4,043,397		– 0	–	4,043,397

Total Investments in Securities		85,052,381		1,017,810,756		72,611,233		1,175,474,370

Other Financial Instruments*:
Assets
Futures		34,532		– 0	–	– 0	–	34,532	†
Forward Currency Exchange Contracts		– 0	–	5,361,128		– 0	–	5,361,128
Centrally Cleared Credit Default Swaps		– 0	–	23,400,997		– 0	–	23,400,997	†
Centrally Cleared Interest Rate Swaps		– 0	–	5,786,170		– 0	–	5,786,170	†
Credit Default Swaps		– 0	–	280,519		– 0	–	280,519
Total Return Swaps		– 0	–	289,654		– 0	–	289,654
Variance Swaps		– 0	–	16,876		– 0	–	16,876

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Liabilities
Futures	$(403,548)		$	– 0	–	$	– 0	–	$(403,548)†
Forward Currency Exchange Contracts	– 0	–		(7,009,790)			– 0	–	(7,009,790)
Credit Default Swaptions Written	– 0	–		(4,560)			– 0	–	(4,560)
Currency Options Written	– 0	–		(1,654,621)			– 0	–	(1,654,621)
Centrally Cleared Credit Default Swaps	– 0	–		(11,288,019)			– 0	–	(11,288,019)†
Centrally Cleared Interest Rate Swaps	– 0	–		(5,780,497)			– 0	–	(5,780,497)†
Credit Default Swaps	– 0	–		(13,432,758)			– 0	–	(13,432,758)
Variance Swaps	– 0	–		(77,575)			– 0	–	(77,575)
Reverse Repurchase Agreements	(29,881,987)			– 0	–		– 0	–	(29,881,987)

Total^	$54,801,378			$1,013,698,280			$72,611,233		$1,141,110,891

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#	Emerging Markets - Corporate Bonds		Bank Loans	Common Stocks#
Balance as of 3/31/18	$15,053,741	$553,206		$1,590,628	$13,010,053
Accrued discounts/ (premiums)	(28,396)	(82,694)		11,087	– 0	–
Realized gain (loss)	123,657	– 0	–	3	549,971
Change in unrealized appreciation/depreciation	760,362	(50,535)		65,680	209,063
Purchases/Payups	4,491,552	47,819		8,118,961	3,617,431
Sales/Paydowns	(8,931,581)	– 0	–	(1,259)	(5,597,152)
Transfers into Level 3	373,908	– 0	–	370,316	– 0	–
Transfers out of Level 3	(2,631,989)	– 0	–	(1,590,628)	(1,514,301)

Balance as of 9/30/18	$9,211,254	$467,796		$8,564,788	$10,275,065

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**	$(1,237,956)	$20,611		$65,680	$851,439

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NOTES TO FINANCIAL STATEMENTS (continued)

	Commercial Mortgage- Backed Securities		Asset- Backed Securities		Preferred Stocks#		Inflation- Linked Securites
Balance as of 3/31/18	$22,880,554		$14,570,891		$11,080,588		$2,520,151
Accrued discounts/ (premiums)	26,704		50,215		– 0	–	2,771
Realized gain (loss)	(194,369)		557,579		165,723		– 0	–
Change in unrealized appreciation/depreciation	808,487		(1,160,316)		(2,409,298)		(146,301)
Purchases	1,223,595		4,833,991		1,062,845		– 0	–
Sales/Paydowns	(3,945,470)		(2,382,075)		(8,837,013)		– 0	–
Transfers into Level 3	– 0	–	971,959		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 9/30/18	$20,799,501		$17,442,244		$1,062,845		$2,376,621

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**	$682,034		$(1,096,861)		$(198,892)		$(146,301)

	Collateralized Loan Obligations		Whole Loan Trusts		Warrants#		Rights
Balance as of 3/31/18	$1,927,561		$2,309,413		$225,992		$ – 0	–
Accrued discounts/ (premiums)	6,501		1,371		– 0	–	– 0	–
Realized gain (loss)	(1,566)		(770,632)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(14,954)		460,102		17,540		8,041
Purchases	– 0	–	– 0	–	132,800		– 0	–
Sales/Paydowns	(300,000)		(1,365,059)		– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(225,991)		– 0	–

Balance as of 9/30/18	$1,617,542		$635,195		$150,341		$8,041

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**	$(16,138)		$(154,011)		$17,540		$8,041

	Total
Balance as of 3/31/18	$85,722,778
Accrued discounts/ (premiums)	(12,441)
Realized gain (loss)	430,366
Change in unrealized appreciation/depreciation	(1,452,129)
Purchases/Payups	23,528,994
Sales/Paydowns	(31,359,609)
Transfers into Level 3	1,716,183
Transfers out of Level 3	(5,962,909)

Balance as of 9/30/18	$72,611,233	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**	$(1,204,814)

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NOTES TO FINANCIAL STATEMENTS (continued)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2018. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/18	Valuation Technique	Unobservable Input	Range / Weighted Average
Corporates – Non-Investment Grade	$559,251	Qualitative Assessment	Par Value	$100.00 / N/A
	$336,499	Recovery Analysis	Collateral Value	$100.00 / N/A

$895,750

Common Stocks	$2,961,698	Market Approach	NAV Equivalent	$1,002.95 / N/A
	$2,340,384	Recovery Analysis	Liquidation Value	$317.81 / N/A
	$834,317	Market Approach	EBITDA* Projection	$44.6mm / N/A
			EBITDA* Multiples	6.4X-8.4X / 7.4X
	$583,347	Market Approach	EBITDA* Projection	$505mm / N/A
			EBITDA* Multiples	14.6X / N/A
	$90,814	Market Approach	EBITDA* Projection	$172.0mm / NA
			EBITDA* Multiples	4.3X-6.3X / 5.3X
	$80,316	Market Approach	EBITDA* Projection	$43.3mm / N/A
			EBITDA* Multiples	3.2X-5.2X / 4.2X
	$33,532	Market Approach	EBITDA* Projection	$75mm / N/A
			EBITDA* Multiples	4.3X / N/A

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NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 9/30/18			Valuation Technique	Unobservable Input	Range / Weighted Average
		$17,130		Market Approach	EBITDA* Projection	$379.1mm / N/A
					EBITDA* Multiples	12.5X / N/A
	$	– 0	–	Qualitative Assessment		$0.00 / N/A

$6,941,538

Preferred Stocks		$1,062,845		Market Approach	EBITDA* Projection	$505mm / N/A
					EBITDA* Multiples	14.6X / N/A
Whole Loan Trusts		$461,732		Recovery Analysis	Cumulative Loss	<20% / NA
		$83,222		Discounted Cash Flow	Level Yield	32.11% / N/A
		$54,902		Discounted Cash Flow	Level Yield	27.25% / N/A
		$35,339		Discounted Cash Flow	Level Yield	34.94% / N/A

$635,195

Warrants.		$148,527		Option Pricing Model	Exercise Price	$5.10 / N/A
		$1,814		Option Pricing Model	Exercise Price	$4.63 / N/A

$150,341

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Liquidation Value, Exercise Price, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Level Yield and Cumulative Loss in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair

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NOTES TO FINANCIAL STATEMENTS (continued)

value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

For the six months ended September 30, 2018, the Adviser reimbursed the Fund $12,130 for trading losses incurred due to trade entry errors.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may

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not exceed .15% annualized of average weekly net assets. For the six months ended September 30, 2018, the reimbursement for such services amounted to $39,090.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended September 30, 2018, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2018, such waiver amounted to $22,066.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2018 is as follows:

Fund	Market Value 03/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 09/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$16,318	$240,654	$222,886	$34,086	$223

Brokerage commissions paid on investment transactions for the six months ended September 30, 2018 amounted to $94,209, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$247,790,089	$302,494,945
U.S. government securities	43,976,159	22,435,132

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The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$66,685,020
Gross unrealized depreciation	(91,905,664)

Net unrealized depreciation	$(25,220,644)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect

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correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerages, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s

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maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended September 30, 2018, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended September 30, 2018, the Fund held written options for hedging and non-hedging purposes.

During the six months ended September 30, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended September 30, 2018, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where

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applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

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interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended September 30, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2018, the Fund had Buy Contracts outstanding with respect to the same referenced obligation

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and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $58,839,363.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended September 30, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2018, the Fund held total return swaps for non-hedging purposes.

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Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended September 30, 2018, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty below for additional details.

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During the six months ended September 30, 2018 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$3,322,957	*	Receivable/Payable for variation margin on centrally cleared swaps	$2,685,124	*

Interest rate contracts				Receivable/Payable for variation margin on futures	403,548	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,361,128		Unrealized depreciation on forward currency exchange contracts	7,009,790

Foreign currency contracts	Unrealized appreciation on variance swaps	16,876		Unrealized depreciation on variance swaps	77,575

Foreign currency contracts	Investments in securities, at value	294,733

Foreign currency contracts				Options written, at value	1,654,621

Credit contracts	Market value of credit default swaps	280,519		Market value of credit default swaps	13,432,758

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,033,513	*	Receivable/Payable for variation margin on centrally cleared swaps	1,224,504	*

Credit contracts				Swaptions written, at value	4,560

Equity contracts	Unrealized appreciation on total return swaps	289,654

Equity contracts	Receivable/Payable for variation margin on futures	34,532	*

Total		$12,633,912			$26,492,480

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(146,534)	$700,632

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(677,164)	(947,431)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	106,013	– 0	–

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	77,570	– 0	–

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	4,020,895	(60,468)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	25,393,903	(3,400,340)

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(661,507)	76,999
Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	1,543,048	(998,336)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(162,640)	$	– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	2,584,560		5,993,275

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	259,422		(19,175)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,331,836		464,115

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(300,815)		212,967

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(145,093)		– 0	–

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	130,894		– 0	–

Total		$33,354,388		$2,022,238

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2018:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$68,091,742
Average notional amount of sale contracts	$198,650,601

Centrally Cleared Interest Rate Swaps:
Average notional amount	$462,857,143

Credit Default Swaps:
Average notional amount of buy contracts	$720,000	(a)
Average notional amount of sale contracts	$77,334,654

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$339,239,505
Average principal amount of sale contracts	$534,844,369

Futures:
Average original value of buy contracts	$90,972,251
Average original value of sale contracts	$10,814,365

Total Return Swaps:
Average notional amount	$65,564,903

Variance Swaps:
Average notional amount	$3,794,127

Options Written:
Average notional amount	$147,745,696

Purchased Options:
Average notional amount	$52,637,235	(a)

Swaptions Written:
Average notional amount	$39,593,000	(a)

Purchased Swaptions:
Average notional amount	$35,066,057	(b)

(a)	Positions were open for five months during the reporting period.

(b)	Positions were open for four months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$249,099	$(55,415)	$	– 0	–	$	– 0	–	$193,684
Barclays Bank PLC	177,426	(177,426)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	1,246,357	(964,593)		– 0	–		– 0	–	281,764
Brown Brothers Harriman & Co.	67,485	(67,485)		– 0	–		– 0	–	– 0	–
Citibank, NA	242,256	(242,256)		– 0	–		– 0	–	– 0	–
Credit Suisse International	913,241	(913,241)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	16,876	(16,876)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	390,255	(390,255)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	127,487	(127,487)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,133,238	(1,133,238)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	1,049,521	(1,049,521)		– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	65,916	(65,916)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	398,515	(398,515)		– 0	–		– 0	–	– 0	–
UBS AG	165,238	(165,238)		– 0	–		– 0	–	– 0	–

Total	$6,242,910	$(5,767,462)	$	– 0	–	$	– 0	–	$475,448	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$55,415	$(55,415)	$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	646,544	(177,426)		– 0	–		(469,118)		– 0	–
BNP Paribas SA	964,593	(964,593)		– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	81,846	(67,485)		– 0	–		– 0	–	14,361
Citibank, NA	2,132,249	(242,256)		– 0	–		(1,532,637)		357,356
Credit Suisse International	1,909,641	(913,241)		– 0	–		(934,212)		62,188
Deutsche Bank AG	226,947	(16,876)		– 0	–		– 0	–	210,071
Goldman Sachs Bank USA/Goldman Sachs International	8,924,627	(390,255)		– 0	–		(8,534,372)		– 0	–
HSBC Bank USA	187,844	(127,487)		– 0	–		– 0	–	60,357
JPMorgan Chase Bank, NA	2,607,551	(1,133,238)		– 0	–		(1,474,313)		– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	2,717,100	(1,049,521)		– 0	–		(1,667,579)		– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Royal Bank of Scotland PLC.	$274,764	$(65,916)	$	– 0	–	$(208,848)		$	– 0	–
Standard Chartered Bank	401,318	(398,515)		– 0	–	– 0	–		2,803
UBS AG	1,048,865	(165,238)		– 0	–	(883,627)			– 0	–

Total	$22,179,304	$(5,767,462)	$	– 0	–	$(15,704,706)			$707,136	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended September 30, 2018, the average amount of

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NOTES TO FINANCIAL STATEMENTS (continued)

reverse repurchase agreements outstanding was $58,539,047 and the daily weighted average interest rate was 1.10%. At September 30, 2018, the Fund had reverse repurchase agreements outstanding in the amount of $29,881,987 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2018:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$11,389,820	$(11,230,803)	$159,017
Credit Suisse Securities (USA) LLC	3,898,122	(3,898,122)	– 0	–
JPMorgan Chase Bank, NA	9,965,637	(9,957,591)	8,046
RBC Capital Markets	4,628,408	(4,628,408)	– 0	–

	$29,881,987	$(29,714,924)	$167,063

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

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NOTES TO FINANCIAL STATEMENTS (continued)

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2018, the Fund had no unfunded loan commitments outstanding.

As of September 30, 2018, the Fund had no bridge loan commitments outstanding.

During the six months ended September 30, 2018, the Fund received commitment fees or additional funding fees in the amount of $97,500.

NOTE D

Capital Stock

During the six months ended September 30, 2018 and the year ended March 31, 2018, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk maybe magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Risks relating to investments in securities of non- U.S. issuers may be heightened with respect to investments in emerging-market countries, where there may be: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be

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NOTES TO FINANCIAL STATEMENTS (continued)

disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2019 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$71,764,491	$81,900,947

Total taxable distributions paid	71,764,491	81,900,947
Return of capital	564,962	– 0	–

Total distributions paid	$72,329,453	$81,900,947

As of March 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(23,231,175	)(a)
Other losses	(10,802,515	)(b)
Unrealized appreciation/(depreciation)	11,627,888	(c)

Total accumulated earnings/(deficit)	$(22,405,802	)(d)

(a)	As of March 31, 2018, the Fund had a net capital loss carryforward of $23,231,175.

(b)	As of March 31, 2018, the Fund had a qualified late-year ordinary loss deferral of $10,802,515. This loss is deemed to arise on April 1, 2018.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation)are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2018, the Fund had a net short-term capital loss carryforward of $5,015,415 and a net long-term capital loss carryforward of $18,215,760, which may be carried forward for an indefinite period.

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 13.56	$ 13.87	$ 12.64	$ 14.01	$ 15.19	$ 15.70

Income From Investment Operations
Net investment income(a)	.40	.83	.82	.89	1.00	1.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)	(.30)	1.36	(1.15)	(.74)	(.07)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.12	.53	2.18	(.26)	.26	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.83)	(.95)	(1.11)	(1.21)	(1.30)
Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)	(.28)

Total dividends and distributions	(.42)	(.84)	(.95)	(1.11)	(1.44)	(1.58)

Net asset value, end of period	$ 13.26	$ 13.56	$ 13.87	$ 12.64	$ 14.01	$ 15.19

Market value, end of period	$ 11.65	$ 11.89	$ 12.58	$ 11.66	$ 12.57	$ 14.76

(Discount), end of period	(12.14)%	(12.32)%	(9.30)%	(7.75)%	(10.28)%	(2.83)%
Total Return
Total investment return based on:(c)
Market value	1.56%	0.95%	16.47%	2.20%	(5.20)%	0.37%
Net asset value	1.36%	4.42%	18.46%	(0.59)%	2.68%	7.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,143,776	$1,169,161	$1,195,920	$1,090,255	$1,207,977	$1,309,518
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07	%(e)	1.05%	1.04%	1.01%	1.01%	.98%
Expenses, before waivers/reimbursements(d)	1.08	%(e)	1.05%	1.04%	1.01%	1.01%	.98%
Net investment income	5.92	%(e)	5.99%	6.14%	6.81%	6.76%	7.43%
Portfolio turnover rate	25%	34%	48%	42%	48%	36%

See footnote summary on page 121.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)Total

investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios below exclude interest expense:

	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31,
		2018	2017	2016	2015	2014

Net of waivers/reimbursements	99%	.99%	.99%	.98%	1.00%	.97%
Before waivers/reimbursements	1.00%	.99%	.99%	.98%	1.00%	.97%

(e)	Annualized.

See notes to financial statements.

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ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

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ADDITIONAL INFORMATION (continued)

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

The annual meeting of Stockholders of AllianceBernstein Global High Income Fund, Inc. (“the Fund”) was held on March 28, 2018. A description of the proposal and number of shares voted at the Meeting are as follows:

To elect Directors for a term of three years and until his or her successor is duly elected and qualifies.

Class Three (term expires 2021)

Director:	Voted For	Authority Withheld
Marshal C. Turner, Jr	74,038,347	3,049,108
Garry L. Moody	74,164,420	2,922,035
Earl D. Weiner	74,017,646	3,069,809

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Matthew S. Sheridan(2), Vice President

Douglas J. Peebles(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Point, TX 77842-3170

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. DeNoon, Distenfeld, Peebles, and Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 18, 2018, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for Alliance California Municipal Income Fund, Inc. (“ACMIF”), AllianceBernstein Global High Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, Inc. (each, a “Fund” and, collectively, the “Funds”) dated August 20, 2018 relating to a Joint Meeting of Stockholders originally scheduled to be held on October 11, 2018 and for ACMIF subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the Funds arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Funds, resulting in the automatic termination of such advisory agreements.

The Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the Funds, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, including the Boards’ general satisfaction with the nature and quality of services being provided. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not

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already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the

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management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreements for ACMIF and ANMIF, similar to the corresponding Current Agreements, provide that such Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates, and that the Adviser receives similar reimbursements from AGHIF pursuant to a separate Administration Agreement with AGHIF. The Directors noted that historically, including in the most recent fiscal year of ACMIF and ANMIF, the Adviser has not requested such reimbursements. The Directors noted that the methodology to be used to determine the reimbursement amounts for AGHIF had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes. The Directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

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Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to shareholder servicing fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate (and, in the case of AGHIF, the combined management fee and administrative fee) payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median.

The Adviser informed the Directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Funds.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group selected by the 15(c) service provider. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

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Economies of Scale

The management fee schedules for the Funds do not contain breakpoints that reduce the fee rates on assets above specified levels. The Directors considered that the Funds are closed-end fixed-income funds and were not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the Directors did not view the potential for realization of economies of scale as a Fund’s assets grow to be a material factor in their deliberations. They noted that, if a Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

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The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with

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the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

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Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s latest fiscal year total management fee rate (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) with a peer group median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 135

NOTES

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GHI-0152-0918

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 26, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 26, 2018